                                                                    Exhibit 10.5

================================================================================

                             U.S. SECURITY AGREEMENT

                                       By

                            NORCRAFT COMPANIES, L.P.,
                                  as Borrower,

                            NORCRAFT HOLDINGS, L.P.,
                             NORCRAFT FINANCE CORP.,
                                       and
                       THE OTHER GUARANTORS PARTY HERETO,
                                  as Guarantors

                                       and

                            UBS AG, STAMFORD BRANCH,
                               as Collateral Agent

                                   ----------

                          Dated as of October 21, 2003

================================================================================

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
PREAMBLE......................................................................1

RECITALS......................................................................1

AGREEMENT.....................................................................2

                                    ARTICLE I

                         DEFINITIONS AND INTERPRETATION

SECTION 1.1.   Definitions....................................................2
SECTION 1.2.   Interpretation................................................10
SECTION 1.3.   Resolution of Drafting Ambiguities............................10
SECTION 1.4.   Perfection Certificate........................................10

                                   ARTICLE II

                    GRANT OF SECURITY AND SECURED OBLIGATIONS

SECTION 2.1.   Pledge........................................................11
SECTION 2.2.   Obligations...................................................12
SECTION 2.3.   Security Interest.............................................12

                                   ARTICLE III

                  PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES;
                            USE OF PLEDGED COLLATERAL

SECTION 3.1.   Delivery of Certificated Securities Collateral................13
SECTION 3.2.   Perfection of Uncertificated Securities Collateral............13
SECTION 3.3.   Financing Statements and Other Filings; Maintenance of
                  Perfected Security Interest................................13
SECTION 3.4.   Other Actions.................................................14
SECTION 3.5.   Joinder of Additional Guarantors..............................19
SECTION 3.6.   Supplements; Further Assurances...............................19

                                   ARTICLE IV

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

SECTION 4.1.   Title..........................................................20

                                                                            Page
                                                                            ----
SECTION 4.2.   Validity of Security Interest.................................20
SECTION 4.3.   Defense of Claims/Transferability of Pledged Collateral.......20
SECTION 4.4.   Other Financing Statements....................................20
SECTION 4.5.   Chief Executive Office; Change of Name; Jurisdiction of
                  Organization...............................................21
SECTION 4.6.   Location of Inventory and Equipment...........................21
SECTION 4.7.   Due Authorization and Issuance................................21
SECTION 4.8.   Consents, etc.................................................22
SECTION 4.9.   Pledged Collateral............................................22
SECTION 4.10.  Insurance.....................................................22
SECTION 4.11.  Payment of Taxes; Compliance with Laws; Contesting Liens;
                  Claims.....................................................22

                                    ARTICLE V

               CERTAIN PROVISIONS CONCERNING SECURITIES COLLATERAL

SECTION 5.1.   Pledge of Additional Securities Collateral....................23
SECTION 5.2.   Voting Rights; Distributions; etc.............................23
SECTION 5.3.   Operative Agreements..........................................24
SECTION 5.4.   Defaults, etc.................................................24
SECTION 5.5.   Certain Agreements of Pledgors As Issuers and Holders of
                  Equity Interests...........................................25

                                   ARTICLE VI

                   CERTAIN PROVISIONS CONCERNING INTELLECTUAL
                               PROPERTY COLLATERAL

SECTION 6.1.   Grant of License..............................................25
SECTION 6.2.   Protection of Collateral Agent's Security.....................25
SECTION 6.3.   After-Acquired Property.......................................26
SECTION 6.4.   Modifications.................................................27
SECTION 6.5.   Litigation....................................................27

                                   ARTICLE VII

                     CERTAIN PROVISIONS CONCERNING ACCOUNTS

SECTION 7.1.   Maintenance of Records........................................27
SECTION 7.2.   Legend........................................................28
SECTION 7.3.   Modification of Terms, etc....................................28
SECTION 7.4.   Collection....................................................28

                                                                            Page
                                                                            ----
                                  ARTICLE VIII

                                    TRANSFERS

SECTION 8.1.   Transfers of Pledged Collateral...............................29

                                   ARTICLE IX

                                    REMEDIES

SECTION 9.1.   Remedies......................................................29
SECTION 9.2.   Notice of Sale................................................31
SECTION 9.3.   Waiver of Notice and Claims...................................31
SECTION 9.4.   Certain Sales of Pledged Collateral...........................31
SECTION 9.5.   No Waiver; Cumulative Remedies................................32
SECTION 9.6.   Certain Additional Actions Regarding Intellectual Property....33

                                    ARTICLE X

                   PROCEEDS OF CASUALTY EVENTS AND COLLATERAL
                      DISPOSITIONS/APPLICATION OF PROCEEDS

SECTION 10.1.  Proceeds of Casualty Events and Collateral Dispositions.......33
SECTION 10.2.  Application of Proceeds.......................................33

                                   ARTICLE XI

                                  MISCELLANEOUS

SECTION 11.1.  Concerning Collateral Agent...................................34
SECTION 11.2.  Collateral Agent May Perform; Collateral Agent Appointed
                  Attorney-in-Fact...........................................35
SECTION 11.3.  Continuing Security Interest; Assignment......................35
SECTION 11.4.  Termination; Release..........................................35
SECTION 11.5.  Modification in Writing.......................................36
SECTION 11.6.  Notices.......................................................36
SECTION 11.7.  GOVERNING LAW.................................................36
SECTION 11.8.  CONSENT TO JURISDICTION AND SERVICE OF PROCESS; WAIVER OF
                  JURY TRIAL.................................................36
SECTION 11.9.  Severability of Provisions....................................37
SECTION 11.10. Execution in Counterparts.....................................37
SECTION 11.11. Business Days.................................................37
SECTION 11.12. Waiver of Stay................................................37
SECTION 11.13. No Claims Against Collateral Agent............................38

                                                                            Page
                                                                            ----
SECTION 11.14. No Release....................................................38
SECTION 11.15. Obligations Absolute..........................................38

SIGNATURES

EXHIBIT 1   Form of Issuers Acknowledgment
EXHIBIT 2   Form of Securities Pledge Amendment
EXHIBIT 3   Form of Joinder Agreement
EXHIBIT 4   Form of Control Agreement Concerning Securities Accounts
EXHIBIT 5   Form of Control Agreement Concerning Deposit Accounts
EXHIBIT 6   Form of Copyright Security Agreement
EXHIBIT 7   Form of Patent Security Agreement
EXHIBIT 8   Form of Trademark Security Agreement
EXHIBIT 9   Form of Bailee's Letter

                             U.S. SECURITY AGREEMENT

          U.S. SECURITY AGREEMENT dated as of October 21, 2003 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof, the "Agreement") made by NORCRAFT COMPANIES, L.P., a Delaware limited partnership (the "Borrower") and THE GUARANTORS LISTED ON THE SIGNATURE PAGES HERETO (the "Original Guarantors") OR FROM TIME TO TIME PARTY HERETO BY EXECUTION OF A JOINDER AGREEMENT (the "Additional Guarantors," and together with the "Original Guarantors," the "Guarantors"), as pledgors, assignors and debtors (the Borrower, together with the Guarantors, in such capacities and together with any successors in such capacities, the "Pledgors," and each, a "Pledgor"), in favor of the UBS AG, STAMFORD BRANCH, in its capacity as collateral agent pursuant to the Credit Agreement (as hereinafter defined), as pledgee, assignee and secured party (in such capacities and together with any successors in such capacities, the "Collateral Agent").

                                R E C I T A L S :

          A. The Borrower, the Collateral Agent, the Guarantors and the lending institutions listed therein as lenders (the "Lenders") have, in connection with the execution and delivery of this Agreement, entered into that certain credit agreement, dated as of October 21, 2003 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement").

          B. Each Original Guarantor has, pursuant to the Credit Agreement, among other things, unconditionally guaranteed the Obligations.

          C. The Borrower and each Original Guarantor will receive substantial benefits from the execution, delivery and performance of the obligations under the Credit Agreement and the other Loan Documents and each is, therefore, willing to enter into this Agreement.

          D. Each Pledgor is or, as to Pledged Collateral (as hereinafter defined) acquired by such Pledgor after the date hereof will be, the legal and/or beneficial owner of the Pledged Collateral pledged by it hereunder.

          E. This Agreement is given by each Pledgor in favor of the Collateral Agent for the benefit of the Secured Parties (as hereinafter defined) to secure the payment and performance of all of the Obligations.

          F. It is a condition to the obligations of the Lenders to make the Loans under the Credit Agreement and a condition to The Issuing Bank issuing Letters of Credit under the Credit Agreement that each Pledgor execute and deliver the applicable Loan Documents, including this Agreement.

                               A G R E E M E N T :

          NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Pledgor and the Collateral Agent hereby agree as follows:

                                    ARTICLE I

                         DEFINITIONS AND INTERPRETATION

          SECTION 1.1. Definitions.

          (a) Unless otherwise defined herein or in the Credit Agreement, terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC.

          (b) Terms used but not otherwise defined herein that are defined in the Credit Agreement shall have the meanings given to them in the Credit Agreement.

          (c) The following terms shall have the following meanings:

          "Acquisition Document Rights" shall mean, with respect to each Pledgor, collectively, all of such Pledgor's rights, title and interest in, to and under the Acquisition Documents, including, without limitation (i) all rights and remedies relating to monetary damages, including indemnification rights and remedies, and claims for damages or other relief pursuant to or in respect of the Acquisition Documents, (ii) all rights and remedies relating to monetary damages, including indemnification rights and remedies, and claims for monetary damages under or in respect of the agreements, documents and instruments referred to in the Acquisition Documents or related thereto and
(iii) all proceeds, collections, recoveries and rights of subrogation with respect to the foregoing.

          "Additional Guarantors" shall have the meaning assigned to such term in the Preamble hereof.

          "Additional Pledged Interests" shall mean, collectively, with respect to each Pledgor, (i) all options, warrants, rights, agreements, additional membership, partnership or other equity interests of whatever class of any issuer of Initial Pledged Interests or any interest in any such issuer, together with all rights, privileges, authority and powers of such Pledgor relating to such interests in each such issuer or under the Operative Agreement of any such issuer, and the certificates, instruments and agreements representing such membership, partnership or other interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such membership, partnership or other equity interests from time to time acquired by such Pledgor in any manner and (ii) all membership, partnership or other equity interests, as applicable, of each limited liability company, partnership or other entity (other than a corporation) hereafter acquired or formed by such Pledgor and all options, warrants, rights, agreements, additional membership, partnership or other equity interests of whatever class of such limited liability company, partnership or other entity, together with all rights, privileges, authority and powers of such Pledgor relating to such interests or under the Operative Agreement of any such issuer, and the certificates, instruments and agreements representing such membership, partnership or other equity interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such membership, partnership or other interests, from time to time acquired by such Pledgor in any manner.

          "Additional Pledged Shares" shall mean, collectively, with respect to each Pledgor, (i) all options, warrants, rights, agreements, additional shares of capital stock of whatever class of any issuer of the Initial Pledged Shares or any other equity interest in any such issuer, together with all rights, privileges, authority and powers of such Pledgor relating to such interests issued by any such issuer under the Operative Agreement of any such issuer, and the certificates, instruments and agreements representing such interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such interests, from time to time acquired by such Pledgor in any manner and (ii) all the issued and outstanding shares of capital stock of each corporation hereafter acquired or formed by such Pledgor and all options, warrants, rights, agreements or additional shares of capital stock of whatever class of such corporation, together with all rights, privileges, authority and powers of such Pledgor relating to such shares or under the Operative Agreement of such corporation, and the certificates, instruments and agreements representing such shares and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such shares, from time to time acquired by such Pledgor in any manner.

          "Agreement" shall have the meaning assigned to such in the Preamble hereof.

          "Bailee Letter" shall be an agreement in form substantially similar to
Exhibit 9 annexed hereto.

          "Borrower" shall have the meaning assigned to such term in the Preamble hereof.

          "Claims" shall mean any and all property and other taxes, assessments and special assessments, levies, fees and all governmental charges imposed upon or assessed against, and all claims (including, without limitation, landlords', carriers', mechanics', workmen's, repairmen's, laborers', materialmen's, suppliers' and warehousemen's Liens and other claims arising by operation of law) against, all or any portion of the Pledged Collateral.

          "Collateral Account" shall mean a collateral account or sub-account established and maintained in accordance with the provisions of Section 9.01 of the Credit Agreement and all property from time to time on deposit in the Collateral Account.

          "Collateral Agent" shall have the meaning assigned to such term in the Preamble hereof.

          "Commodity Account Control Agreement" shall mean a commodity account control agreement in a form that is reasonably satisfactory to the Administrative Agent.

          "Contested Liens" shall mean, collectively, any Liens incurred in respect of any Claims to the extent that the amounts owing in respect thereof are not yet delinquent or are being contested and otherwise comply with the provisions of Section 4.11 hereof; provided, however, that such Liens shall in all respects be subject and subordinate in priority to the Lien and security interest created and evidenced by this Agreement, except if and to the extent that the law or regulation creating, permitting or authorizing such Lien provides that such Lien must be superior to the Lien and security interest created and evidenced hereby.

          "Contracts" shall mean, collectively, with respect to each Pledgor, all sale, service, performance, equipment or property lease contracts, agreements and grants and all other contracts, agreements or grants (in each case, whether written or oral, or third party or intercompany), between such Pledgor and third parties, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof.

          "Control" shall mean (i) in the case of each Deposit Account, "control," as such term is defined in Section 9-104 of the UCC, and (ii) in the case of any Security Entitlement, "control," as such term is defined in Section 8-106 of the UCC and (iii) in the case of any Commodity Contract, "control," as such term is defined in Section 9-106 of the UCC.

          "Control Agreements" shall mean, collectively, the Deposit Account Control Agreement, the Securities Account Control Agreement and the Commodity Account Control Agreement.

          "Copyrights" shall mean, collectively, with respect to each Pledgor, all copyrights (whether statutory or common law, whether established or registered in the United States or any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished) and all copyright registrations and applications made by such Pledgor, in each case, whether now owned or hereafter created or acquired by or assigned to such Pledgor, including, without limitation, the copyrights, registrations and applications listed in Schedule 15(b) annexed to the Perfection Certificate, together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor's use of such copyrights, (ii) reissues, renewals, continuations and extensions thereof, (iii) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present or future infringements thereof.

          "Copyright Security Agreement" shall mean an agreement substantially in the form annexed hereto as Exhibit 6.

          "Credit Agreement" shall have the meaning assigned to such term in Recital A hereof.

          "Deposit Account Control Agreement" shall mean an agreement substantially in the form annexed hereto as Exhibit 5.

          "Deposit Accounts" shall mean, collectively, with respect to each Pledgor, (i) all "deposit accounts" as such term is defined in the UCC and in any event shall include, without limitation, the LC Sub-Account and the Collateral Account and all accounts and sub-accounts relating to any of the foregoing accounts and (ii) all cash, funds, checks, notes and instruments from time to time on deposit in any of the accounts or sub-accounts described in clause (i) of this definition.

          "Distributions" shall mean, collectively, with respect to each Pledgor, all dividends, cash, options, warrants, rights, instruments, distributions, returns of capital or principal, income, interest, profits and other property, interests (debt or equity) or proceeds, including as a result of a split, revision, reclassification or other like change of the Pledged Securities, from time to time received, receivable or otherwise distributed to such Pledgor in respect of or in exchange for any or all of the Pledged Securities or Intercompany Notes.

          "Excluded Property" shall mean Special Property other than the following:

          (a) the right to receive any payment of money (including, without limitation, Accounts, General Intangibles and Payment Intangibles) or any other rights referred to in Sections 9-406(f), 9-407(a) or 9-408(a) of the UCC to the extent that such sections of the UCC are effective to limit the prohibitions which make such property "Special Property"; and

          (b) any Proceeds, substitutions or replacements of any Special Property (unless such Proceeds, substitutions or replacements would constitute Special Property).

          "General Intangibles" shall mean, collectively, with respect to each Pledgor, all "general intangibles," as such term is defined in the UCC, of such Pledgor and, in any event, shall include, without limitation, (i) all of such Pledgor's rights, title and interest in, to and under all insurance policies and Contracts, (ii) all know-how and warranties relating to any of the Pledged Collateral or the Mortgaged Property, (iii) any and all other rights, claims, choses-in-action and causes of action of such Pledgor against any other person and the benefits of any and all collateral or other security given by any other person in connection therewith, (iv) all guarantees, endorsements and indemnifications on, or of, any of the Pledged Collateral or any of the Mortgaged Property, (v) all lists, books, records, correspondence, ledgers, print-outs, files (whether in printed form or stored electronically), tapes and other papers or materials containing information relating to any of the Pledged Collateral or any of the Mortgaged Property, including, without limitation, all customer or tenant lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, appraisals, recorded knowledge, surveys, studies, engineering reports, test reports, manuals, standards, processing standards, performance standards, catalogs, research data, computer and automatic machinery software and programs and the like, field repair data, accounting information pertaining to such Pledgor's operations or any of the Pledged Collateral or any of the Mortgaged Property and all media in which or on which any of the information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data, (vi) all licenses, consents, permits, variances, certifications, authorizations and approvals, however characterized, of any Governmental Authority (or any person acting on behalf of a Governmental Authority) now or hereafter acquired or held by such Pledgor pertaining to operations now or hereafter conducted by such Pledgor or any of the Pledged Collateral or any of the Mortgaged Property including, without limitation, building permits, certificates of occupancy, environmental certificates, industrial permits or licenses and certificates of operation and (vii) all rights to reserves, deferred payments, deposits, refunds, indemnification of claims to the extent the foregoing relate to any Pledged Collateral or Mortgaged Property and claims for tax or other refunds against any Governmental Authority relating to any Pledged Collateral or any of the Mortgaged Property.

          "Goodwill" shall mean, collectively, with respect to each Pledgor, the goodwill connected with such Pledgor's business including, without limitation,
(i) all goodwill connected with the use of and symbolized by any Trademark in which such Pledgor has any interest, (ii) all know-how, trade secrets, customer and supplier lists, proprietary information, inventions, methods, procedures, formulae, descriptions, compositions, technical data, drawings, specifications, name plates, catalogs, confidential information and the right to limit the use or disclosure thereof by any person, pricing and cost information, business and marketing plans and proposals, consulting agreements, engineering contracts and such other assets which relate to such goodwill and (iii) all product lines of such Pledgor's business.

          "Guarantors" shall have the meaning assigned to such term in the Preamble hereof.

          "Initial Pledged Interests" shall mean, with respect to each Pledgor, all membership, partnership or other equity interests (other than in a corporation), as applicable, of each issuer described in Schedule 12 annexed to the Perfection Certificate, together with all rights, privileges, authority and powers of such Pledgor in and to each such issuer or under the Operative Agreement of each such issuer, and the certificates, instruments and agreements representing such membership, partnership or other interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such membership, partnership or other interests.

          "Initial Pledged Shares" shall mean, collectively, with respect to each Pledgor, the issued and outstanding shares of capital stock of each issuer described in Schedule 12 annexed to the Perfection Certificate together with all rights, privileges, authority and powers of such Pledgor relating to such interests in each such issuer or under the Operative Agreement of each such issuer, and the certificates, instruments and agreements representing such shares of capital stock and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to the Initial Pledged Shares.

          "Instruments" shall mean, collectively, with respect to each Pledgor, all "instruments," as such term is defined in Article 9, rather than Article 3, of the UCC, and shall include, without limitation, all promissory notes, drafts, bills of exchange or acceptances.

          "Intellectual Property Collateral" shall mean, collectively, the Patents, Trademarks, Copyrights, Licenses and Goodwill.

          "Intercompany Notes" shall mean, with respect to each Pledgor, all intercompany notes described in Schedule 13 annexed to the Perfection Certificate and intercompany notes hereafter acquired by such Pledgor and all certificates, instruments or agreements evidencing such intercompany notes, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof to the extent permitted pursuant to the terms hereof.

          "Investment Property" shall mean a security, whether certificated or uncertificated, security entitlement, securities account, commodity contract or commodity account, excluding, however, the Securities Collateral.

          "Joinder Agreement" shall mean an agreement substantially in the form annexed hereto as Exhibit 3.

          "Lenders" shall have the meaning assigned to such term in Recital A hereof.

          "Licenses" shall mean, collectively, with respect to each Pledgor, all license and distribution agreements with, and covenants not to sue, any other party with respect to any Patent, Trademark or Copyright or any other patent, trademark or copyright, whether such Pledgor is a licensor or licensee, distributor or distributee under any such license or distribution agreement, including, without limitation, the license and distribution agreements listed in Schedules 15(a) and 15(b) annexed to the Perfection Certificate, together with any and all (i) renewals, extensions, supplements and continuations thereof,
(ii) income, fees, royalties, damages, claims and payments now and hereafter due and/or payable thereunder and with respect thereto including, without limitation, damages and payments for past, present or future infringements or violations thereof, (iii) rights to sue for past, present and future infringements or violations thereof and (iv) other rights to use, exploit or practice any or all of the Patents, Trademarks or Copyrights or any other patent, trademark or copyright.

          "Mortgaged Property" shall have the meaning assigned to such term in the Mortgages.

          "Operative Agreement" shall mean (i) in the case of any limited liability company or partnership or other non-corporate entity, any membership or partnership agreement or other organizational agreement or document thereof and (ii) in the case of any corporation, any charter or certificate of incorporation and by-laws thereof.

          "Patents" shall mean, collectively, with respect to each Pledgor, all patents issued or assigned to and all patent applications and registrations made by such Pledgor (whether established or registered or recorded in the United States or any other country or any political subdivision thereof), including, without limitation, those patents, patent applications and registrations listed in Schedule 15(a) annexed to the Perfection Certificate, together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor's use of any patents, (ii) inventions and improvements described and claimed therein, (iii) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, (iv) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable thereunder and with respect thereto including, without limitation, damages and payments for past, present or future infringements thereof, (v) rights corresponding thereto throughout the world and (vi) rights to sue for past, present or future infringements thereof.

          "Patent Security Agreement" shall mean an agreement substantially in the form annexed hereto as Exhibit 7.

          "Perfection Certificate" shall mean that certain perfection certificate dated October 21, 2003, executed and delivered by each Pledgor in favor of the Collateral Agent for the benefit of the Secured Parties, and each other Perfection Certificate (which shall be in form and substance reasonably acceptable to the Collateral Agent) executed and delivered by the applicable Guarantor in favor of the Collateral Agent for the benefit of the Secured Parties contemporaneously with the execution and delivery of each Joinder Agreement executed in accordance with Section 3.5 hereof, in each case, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the Credit Agreement or upon the request of the Collateral Agent, which request, unless an Event of Default has occurred and is continuing, shall occur no more often than once every three months.

          "Pledge Amendment" shall have the meaning assigned to such term in
Section 5.1 hereof.

          "Pledged Collateral" shall have the meaning assigned to such term in
Section 2.1 hereof.

          "Pledged Interests" shall mean, collectively, the Initial Pledged Interests and the Additional Pledged Interests; provided, however, that to the extent applicable, Pledged Interests shall not include any interest which is not required to be pledged pursuant to subsection 5.10(b) of the Credit Agreement.

          "Pledged Securities" shall mean, collectively, the Pledged Interests, the Pledged Shares and the Successor Interests.

          "Pledged Shares" shall mean, collectively, the Initial Pledged Shares and the Additional Pledged Shares; provided, however, that Pledged Shares shall not include any shares which are not required to be pledged pursuant to subsection 5.10(b) of the Credit Agreement.

          "Pledgor" shall have the meaning assigned to such term in the Preamble hereof.

          "Secured Parties" shall mean, collectively, the Administrative Agent, the Collateral Agent, each other Agent, the Lenders and each party to a Hedging Obligation relating to the Loans and up to $50.0 million of Senior Subordinated Notes if at the date of entering into such Hedging Obligation such person was a Lender or an Affiliate of a Lender and such person executes and delivers to the Administrative Agent a letter agreement in form and substance acceptable to the Administrative Agent pursuant to which such person (i) appoints the Collateral Agent as its agent under the applicable Loan Documents and (ii) agrees to be bound by the provisions of Section 9.03 of the Credit Agreement.

          "Securities Account Control Agreement" shall mean an agreement substantially in the form annexed hereto as Exhibit 4.

          "Securities Collateral" shall mean, collectively, the Pledged Securities, the Intercompany Notes and the Distributions.

          "Special Property" shall mean:

          (a) any permit, lease or license held by any Pledgor that validly prohibits the creation by such Pledgor of a security interest therein;

          (b) any permit, lease or license held by any Pledgor to the extent that any Requirement of Law applicable thereto prohibits the creation of a security interest therein; and

          (c) Equipment owned by any Pledgor on the date hereof or hereafter acquired that is subject to a Lien securing a Purchase Money Obligation or Capital Lease Obligation permitted to be incurred pursuant to the provisions of the Credit Agreement if the contract or other agreement in which such Lien is granted (or the documentation providing for such Purchase Money Obligation or Capital Lease Obligation) validly prohibits the creation of any other Lien on such Equipment;

provided, however, that in each case described in clauses (a), (b) and (c) of this definition, such property shall constitute "Special Property" only to the extent and for so long as such permit, lease, license, contract or other agreement or Requirement of Law applicable thereto validly prohibits the creation of a Lien on such property in favor of the Collateral Agent and, upon the termination of such prohibition (howsoever occurring), such property shall cease to constitute "Special Property."

          "Successor Interests" shall mean, collectively, with respect to each Pledgor, all shares of each class of the capital stock of the successor corporation or interests or certificates of the successor limited liability company, partnership or other entity owned by such Pledgor (unless such successor is such Pledgor itself) formed by or resulting from any consolidation or merger in which any person listed in Schedule 1(a) annexed to the Perfection Certificate is not the surviving entity; provided, however, that to the extent applicable, Succesor Interests shall not include any shares or interests which are not required to be pledged pursuant to subsection 5.10(b) of the Credit Agreement.

          "Trademarks" shall mean, collectively, with respect to each Pledgor, all trademarks (including service marks), slogans, logos, certification marks, trade dress, uniform resource locations (URL's), domain names, corporate names and trade names, whether registered or unregistered, owned by or assigned to such Pledgor and all registrations and applications for the foregoing (whether statutory or common law and whether established or registered in the United States or any other country or any political subdivision thereof), including, without limitation, the registrations and applications listed in Schedule 15(a) annexed to the Perfection Certificate, together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor's use of any trademarks, (ii) reissues, continuations, extensions and renewals thereof,
(iii) income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including, without limitation, damages, claims and payments for past, present or future infringements thereof,
(iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present and future infringements thereof.

          "Trademark Security Agreement" shall mean an agreement substantially in the form annexed hereto as Exhibit 8.

          "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that if by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Collateral Agent's and the Secured Parties' security interest in any item or portion of the Pledged Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions relating to such provisions.

          SECTION 1.2. Interpretation. The rules of interpretation specified in the Credit Agreement shall be applicable to this Agreement.

          SECTION 1.3. Resolution of Drafting Ambiguities. Each Pledgor acknowledges and agrees that it was represented by counsel in connection with the execution and delivery hereof, that it and its counsel reviewed and participated in the preparation and negotiation hereof and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party (i.e., the Collateral Agent) shall not be employed in the interpretation hereof.

          SECTION 1.4. Perfection Certificate. The Collateral Agent and each Secured Party agree that the Perfection Certificate and all descriptions of Pledged Collateral, schedules, amendments and supplements thereto are and shall at all times remain a part of this Agreement.

                                   ARTICLE II

                    GRANT OF SECURITY AND SECURED OBLIGATIONS

          SECTION 2.1. Pledge. As collateral security for the payment and performance in full of all the Obligations, each Pledgor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties, a lien on and security interest in and to all of the right, title and interest of such Pledgor in, to and under the following property, wherever located, whether now existing or hereafter arising or acquired from time to time (collectively, the "Pledged Collateral"):

          (i)  all Accounts;

          (ii) all Equipment, Goods, Inventory and Fixtures;

          (iii) all Documents, Instruments and Chattel Paper;

          (iv) all Letters of Credit and Letter-of-Credit Rights;

          (v)  all Securities Collateral;

          (vi) all Collateral Accounts;

          (vii) all Investment Property;

          (viii) all Intellectual Property Collateral;

          (ix) the Commercial Tort Claims described on Schedule 16 to the Perfection Certificate;

          (x)  all General Intangibles;

          (xi) all Deposit Accounts;

          (xii) all Acquisition Documents and Acquisition Document Rights;

          (xiii) all Supporting Obligations;

          (xiv) all books and records relating to the Pledged Collateral; and

          (xv) to the extent not covered by clauses (i) through (xiv) of this sentence, all other personal property of such Pledgor, whether tangible or intangible and all Proceeds and products of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, any and all proceeds of any insurance, indemnity, warranty or guaranty payable to such Pledgor from time to time with respect to any of the foregoing.

          Notwithstanding anything to the contrary contained in clauses (i) through (xv) above, the security interest created by this Agreement shall not extend to, and the term "Pledged Collateral" shall not include, any Excluded Property and (i) the Pledgors shall from time to time at the request of the Collateral Agent give written notice to the Collateral Agent identifying in reasonable detail any material Special Property (and stating in such notice that such Special Property constitutes "Excluded Property") and shall provide to the Collateral Agent such other information regarding such Special Property as the Collateral Agent may reasonably request and (ii) from and after the Closing Date, no Pledgor shall permit to become effective in any document creating, governing or providing for any permit, lease or license, a provision that would prohibit the creation of a Lien on such permit, lease or license in favor of the Collateral Agent unless such Pledgor believes, in its reasonable judgment, that such prohibition is usual and customary in transactions of such type.

          SECTION 2.2. Obligations. This Agreement secures, and the Pledged Collateral is collateral security for, the payment and performance in full when due of the Obligations.

          SECTION 2.3. Security Interest. (a) Each Pledgor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Pledged Collateral, including, without limitation, (i) whether such Pledgor is an organization, the type of organization and any organizational identification number issued to such Pledgor, (ii) any financing or continuation statements or other documents without the signature of such Pledgor where permitted by law, including, without limitation, the filing of a financing statement describing the Pledged Collateral as "all assets in which the Pledgor now owns or hereafter acquires rights" and (iii) in the case of a financing statement filed as a fixture filing or covering Pledged Collateral constituting minerals or the like to be extracted or timber to be cut, a sufficient description of the real property to which such Pledged Collateral relates. Each Pledgor agrees to provide all information described in the immediately preceding sentence to the Collateral Agent promptly upon request.

          (b) Each Pledgor hereby ratifies its authorization for the Collateral Agent to file in any relevant jurisdiction any initial financing statements or amendments thereto relating to the Pledged Collateral if filed prior to the date hereof.

          (c) Each Pledgor hereby further authorizes the Collateral Agent to file filings relating to the Pledged Collateral with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country), including without limitation, this Agreement, the Copyright Security Agreement, the Patent Security Agreement and the Trademark Security Agreement, or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by such

Pledgor hereunder, without the signature of such Pledgor, and naming such Pledgor, as debtor, and the Collateral Agent, as secured party.

                                   ARTICLE III

                  PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES;
                            USE OF PLEDGED COLLATERAL

          SECTION 3.1. Delivery of Certificated Securities Collateral. Each Pledgor represents and warrants that all certificates, agreements or instruments representing or evidencing the Securities Collateral in existence on the date hereof have been delivered to the Collateral Agent in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank and that the Collateral Agent has a perfected first priority security interest therein. Each Pledgor hereby agrees that all certificates, agreements or instruments representing or evidencing Securities Collateral acquired by such Pledgor after the date hereof, shall immediately upon receipt thereof by such Pledgor be delivered to and held by or on behalf of the Collateral Agent pursuant hereto. All certificated Securities Collateral shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent. The Collateral Agent shall have the right, at any time upon the occurrence and during the continuance of any Event of Default, to endorse, assign or otherwise transfer to or to register in the name of the Collateral Agent or any of its nominees or endorse for negotiation any or all of the Securities Collateral, without any indication that such Securities Collateral is subject to the security interest hereunder. In addition, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right at any time to exchange certificates representing or evidencing Securities Collateral for certificates of smaller or larger denominations.

          SECTION 3.2. Perfection of Uncertificated Securities Collateral. Each Pledgor represents and warrants that the Collateral Agent has a perfected first priority security interest in all uncertificated Pledged Securities pledged by it hereunder that is in existence on the date hereof. Each Pledgor hereby agrees that if any of the Pledged Securities are at any time not evidenced by certificates of ownership, then each applicable Pledgor shall, to the extent permitted by applicable law if necessary or desirable to perfect a security interest in such Pledged Securities, cause such pledge to be recorded on the equityholder register or the books of the issuer, cause the issuer to execute and deliver to the Collateral Agent an acknowledgment of the pledge of such Pledged Securities substantially in the form of Exhibit 1 annexed hereto, execute any customary pledge forms or other documents necessary or appropriate to complete the pledge and give the Collateral Agent the right to transfer such Pledged Securities under the terms hereof and, upon request, provide to the Collateral Agent an opinion of counsel, in form and substance reasonably satisfactory to the Collateral Agent, confirming such pledge and perfection thereof.

          SECTION 3.3. Financing Statements and Other Filings; Maintenance of Perfected Security Interest. Each Pledgor represents and warrants that all filings, registrations and recordings necessary to create and perfect the security interest granted by it to the Collateral Agent in respect of the Pledged Collateral have been delivered to the Collateral Agent in completed and, to the extent necessary, duly executed form for filing in each governmental, municipal or other office specified in
Schedule 7 annexed to the Perfection Certificate. Each Pledgor agrees that at the sole cost and expense of the Pledgors, (i) such Pledgor will maintain the security interest created by this Agreement in the Pledged Collateral as a perfected first priority security interest and shall defend such security interest against the claims and demands of all persons except Permitted Collateral Liens, (ii) such Pledgor shall furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Pledged Collateral and such other reports in connection with the Pledged Collateral as the Collateral Agent may reasonably request, all in reasonable detail and (iii) at any time and from time to time, upon the written request of the Collateral Agent, such Pledgor shall promptly and duly execute and deliver, and file and have recorded, such further instruments and documents and take such further action as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and the rights and powers herein granted, including the filing of any financing statements, continuation statements and other documents (including the Agreement) under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interest created hereby and the execution and delivery of Control Agreements, all in form reasonably satisfactory to the Collateral Agent and in such offices (including, without limitation, the United States Patent and Trademark Office) wherever required by law to perfect, continue and maintain a valid, enforceable, first priority security interest in the Pledged Collateral as provided herein and to preserve the other rights and interests granted to the Collateral Agent hereunder, as against third parties, with respect to the Pledged Collateral.

          SECTION 3.4. Other Actions. In order to further insure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Collateral Agent's security interest in the Pledged Collateral, each Pledgor represents (as to itself) as follows and agrees, in each case at such Pledgor's own expense, to take the following actions with respect to the following Pledged
Collateral:

          (a) Instruments and Tangible Chattel Paper. As of the date hereof (i) no amount payable under or in connection with any of the Pledged Collateral, in the aggregate for all Pledgors in excess of $500,000, is evidenced by any Instrument or Tangible Chattel Paper other than such Instruments and Tangible Chattel Paper listed in Schedule 13 annexed to the Perfection Certificate and (ii) each Instrument and each item of Tangible Chattel Paper listed in Schedule 13 annexed to the Perfection Certificate has been properly endorsed, assigned and delivered to the Collateral Agent, accompanied by instruments of transfer or assignment duly executed in blank. If any amount payable under or in connection with any of the Pledged Collateral, in the aggregate for all Pledgors in excess of $500,000, shall be evidenced by any Instrument or Tangible Chattel Paper, the Pledgor acquiring such Instrument or Tangible Chattel Paper shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify.

          (b) Deposit Accounts. Such Pledgor has neither opened nor maintains any Deposit Accounts other than the accounts listed in Schedule 17 annexed to the Perfection Certificate and, (ii) except as the Collateral Agent may otherwise agree, the Collateral Agent has a perfected first priority security interest in each Deposit Account listed in Schedule 17 annexed to the Perfection Certificate by Control. No Pledgor shall hereafter establish and maintain any Deposit Account unless (1) the applicable Pledgor shall have given the Collateral Agent 30 days' prior written notice (or such lesser notice period as the Collateral Agent may agree to) of its intention to establish such new Deposit Account with a Bank, (2) such Bank shall be reasonably acceptable to the Collateral Agent and, (3) except as the Collateral Agent may otherwise agree, such Bank and such Pledgor shall have duly executed and delivered to the Collateral Agent a Deposit Account Control Agreement with respect to such Deposit Account substantially in the form of Exhibit 5 annexed hereto or reasonably satisfactory to the Collateral Agent. Each Pledgor agrees that at the time it establishes any additional Deposit Accounts it shall, except as the Collateral Agent may otherwise agree, enter into a duly authorized, executed and delivered Deposit Account Control Agreement with respect to such Deposit Account substantially in the form of Exhibit 5 annexed hereto or reasonably satisfactory to the Collateral Agent. The Collateral Agent agrees with each Pledgor that the Collateral Agent shall not give any instructions pursuant to any Deposit Account Control Agreement or withhold any withdrawal rights from such Pledgor with respect to funds from time to time credited to any Deposit Account unless an Event of Default has occurred and is continuing (except, if the Collateral Agent is the Bank, the Collateral Agent may take such actions pursuant to the operating agreement(s) governing such Deposit Account). The provisions of this Section 3.4(b) shall not apply to the Collateral Account. No Pledgor shall grant Control of any Deposit Account to any person other than the Collateral Agent. Notwithstanding the foregoing, each applicable Pledgor shall, and shall cause each of its Subsidiaries to, as expeditiously as possible, but in no event later than the 60th day following the Closing Date (unless the Administrative Agent, in its sole discretion, shall agree to a later date), to the extent required under this subsection 3.4(b) unless the Collateral Agent shall otherwise agree, endorse, execute and deliver, or cause to be endorsed, executed and delivered, as applicable, all other certificates, agreements (including Control Agreements), or instruments necessary to perfect the Collateral Agent's security interest in each Deposit Account listed, as of the date hereof, on Schedule 17 annexed to the Perfection Certificate, together with all consents from all banks and other financial institutions in which such Deposit Account is located.

          (c) Investment Property. (i) Each Pledgor (1) has no Securities Accounts or Commodity Accounts other than those listed in Schedule 17 annexed to the Perfection Certificate and the Collateral Agent has a perfected first priority security interest in such Securities Accounts and Commodity Accounts by Control, (2) does not hold, own or have any interest in any certificated securities or uncertificated securities other than those constituting Pledged Securities and those maintained in Securities Accounts or Commodity Accounts listed in Schedule 17 annexed to the Perfection Certificate and (3) as of the date hereof, has entered into a duly authorized, executed and delivered Securities Account Control Agreement, substantially in the form of Exhibit 4 annexed hereto, or a Commodity Account Control Agreement, in a form reasonably satisfactory to the Administrative Agent, with respect to each Securities Account or Commodity Account listed in Schedule 17 annexed to the Perfection Certificate, as applicable.

               (ii) If any Pledgor shall at any time hold or acquire any certificated securities constituting Investment Property, in the aggregate for all Pledgors in excess of $25,000, such Pledgor shall promptly (a) endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank, all in form and substance reasonably satisfactory to the Collateral Agent or
     (b) deliver such securities into a Securities Account with respect to which a Control Agreement is in effect in favor of the Collateral Agent. If any securities now or hereafter acquired by any Pledgor constituting Investment Property, in the aggregate for all Pledgors in excess of $25,000, are uncertificated and are issued to such Pledgor or its nominee directly by the issuer thereof, such Pledgor shall promptly notify the Collateral Agent thereof and pursuant to an agreement in form and substance satisfactory to the Collateral Agent, either (a) use commercially reasonable efforts to cause the issuer to agree to comply with instructions from the Collateral Agent as to such securities, without further consent of any Pledgor or such nominee, (b) cause a Security Entitlement with respect to such uncertificated security to be held in a Securities Account with respect to which the Collateral Agent has Control or (c) arrange for the Collateral Agent to become the registered owner of the securities. Pledgor shall not hereafter establish and maintain any Securities Account or Commodity Account with any Securities Intermediary or Commodity Intermediary unless
     (1) the applicable Pledgor shall have given the Collateral Agent 30 days' prior written notice of its intention to establish such new Securities Account or Commodity Account with such Securities Intermediary or Commodity Intermediary, (2) such Securities Intermediary or Commodity Intermediary shall be reasonably acceptable to the Collateral Agent and (3) such Securities Intermediary or Commodity Intermediary, as the case may be, and such Pledgor shall have duly executed and delivered a Control Agreement with respect to such Securities Account or Commodity Account, as the case may be. Each Pledgor shall accept any cash and Investment Property, in the aggregate for all Pledgors in excess of $25,000, for the benefit of the Collateral Agent and within one (1) Business Day of actual receipt thereof, deposit any cash or Investment Property and any new securities, instruments, documents or other property by reason of ownership of the Investment Property (other than payments of a kind described in Section 7.4 hereof) received by it into a Controlled Account. The Collateral Agent agrees with each Pledgor that the Collateral Agent shall not give any Entitlement Orders or instructions or directions to any issuer of uncertificated securities, Securities Intermediary or Commodity Intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by such Pledgor, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights of such Pledgor would occur (except, if the Collateral Agent is the Securities Intermediary or Commodities Intermediary, the Collateral Agent may take such actions pursuant to the operating agreement(s) governing such Securities Account or Commodities Account, as the case may be). No Pledgor shall grant control over any Investment Property to any person other than the Collateral Agent.

               (iii) As between the Collateral Agent and the Pledgors, the Pledgors shall bear the investment risk with respect to the Investment Property and Pledged Securities, and the risk of loss of, damage to, or the destruction of the Investment Property and Pledged Securities, whether in the possession of, or maintained as a security entitlement or deposit by, or subject to the control of, the Collateral Agent, a Securities Intermediary, Commodity Intermediary, any Pledgor or any other person; provided, however, that nothing contained in this Section 3.4(c) shall release or relieve the Collateral Agent, any Securities Intermediary or Commodity Intermediary of its duties and obligations to the Pledgors or any other person under any Control Agreement or under applicable law. Each Pledgor shall promptly pay all Claims and fees of whatever kind or nature with respect to the Investment Property and Pledged Securities pledged by it under this Agreement. In the event any Pledgor shall fail to make such payment contemplated in the immediately preceding sentence, the Collateral Agent may do so for the account of such Pledgor and the Pledgors shall promptly reimburse and indemnify the Collateral Agent from all costs and expenses incurred by the Collateral Agent under this Section 3.4(c) in accordance with Section 11.03 of the Credit Agreement.

          (d) Electronic Chattel Paper and Transferable Records. As of the date hereof no amount payable under or in connection with any of the Pledged Collateral, in the aggregate in excess of $500,000, is evidenced by any Electronic Chattel Paper or any "transferable record" (as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction) other than such Electronic Chattel Paper and transferable records listed in Schedule 13 annexed to the Perfection Certificate. If any amount payable under or in connection with any of the Pledged Collateral, in the aggregate for all Pledgors in excess of $500,000, shall at any time be evidenced by any Electronic Chattel Paper or any transferable record, the Pledgor acquiring such Electronic Chattel Paper or transferable record shall promptly notify the Collateral Agent thereof and shall take such action as the Collateral Agent may reasonably request to vest in the Collateral Agent control under UCC Section 9-105 of such Electronic Chattel Paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Collateral Agent agrees with such Pledgor that the Collateral Agent will arrange, pursuant to procedures reasonably satisfactory to the Collateral Agent and so long as such procedures will not result in the Collateral Agent's loss of control, for the Pledgor to make alterations to the Electronic Chattel Paper or transferable record permitted under UCC Section 9-105 or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act of
     Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Pledgor with respect to such Electronic Chattel Paper or transferable record.

          (e) Letter-of-Credit Rights. If any Pledgor is at any time a beneficiary under Letters of Credit now or hereafter issued in favor of such Pledgor, other than Letters of Credit issued pursuant to the Credit Agreement, in amounts in the aggregate for all Pledgors in excess of $500,000, such Pledgor shall promptly notify the Collateral Agent thereof and such Pledgor shall, at the request of the Collateral Agent, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) arrange for the issuer and any confirmer of such Letter of Credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under the Letter of Credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of such Letter of Credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the Letter of Credit are to be applied as provided in the Credit Agreement.

          (f) Commercial Tort Claims. As of the date hereof each Pledgor hereby represents and warrants that it holds no Commercial Tort Claims. If any Pledgor shall at any time hold or acquire Commercial Tort Claims having a value in the aggregate for all Pledgors in excess of $500,000, such Pledgor shall immediately notify the Collateral Agent in writing signed by such Pledgor of the brief details thereof and grant to the Collateral Agent in such writing a security interest therein and in the Proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.

          (g) Landlord Access Agreements/Bailee Letters. Each Pledgor shall use its commercially reasonable efforts to obtain as soon as practicable after the date hereof with respect to each location set forth in Schedule 4.01(m) annexed to the Credit Agreement, where such Pledgor maintains Pledged Collateral, a waiver of bailee's lien (substantially in the form of Exhibit 9 annexed hereto) and/or a landlord access agreement, as applicable, and use commercially reasonable efforts to obtain a Bailee Letter, landlord access agreement and/or landlord's lien waiver, as applicable, from all such bailees and landlords, as applicable, who from time to time have possession of Pledged Collateral in the ordinary course of such Pledgor's business and if reasonably requested by the Collateral Agent. A waiver of bailee's lien shall not be required if the value of the Pledged Collateral held by such bailee is less than $25,000, provided that the aggregate value of the Pledged Collateral held by all bailees who have not delivered a Bailee Letter is less than $250,000 in the aggregate for all Pledgors.

          (h) Motor Vehicles. Upon the request of the Collateral Agent, each Pledgor shall deliver to the Collateral Agent originals of the certificates of title or ownership for the motor vehicles covered by Certificates of Title or ownership owned by it with the Collateral Agent listed as lienholder therein. Such requirement shall apply to the Pledgors only if any such motor vehicle has a fair market value over $50,000, provided that the fair market value of all such motor vehicles as to which any Pledgor has not delivered a certificate of title or ownership is over $500,000.

          SECTION 3.5. Joinder of Additional Guarantors. The Pledgors shall cause each Subsidiary of the Borrower which, from time to time, after the date hereof shall be required to pledge any assets to the Collateral Agent for the benefit of the Secured Parties pursuant to the provisions of the Credit Agreement, (a) to execute and deliver to the Collateral Agent (i) a Joinder Agreement substantially in the form of Exhibit 3 annexed hereto within thirty
(30) Business Days on which it was acquired or created and (ii) a Perfection Certificate, in each case, within thirty (30) Business Days of the date on which it was acquired or created or (b) in the case of a Subsidiary organized outside of the United States required to pledge any assets to the Collateral Agent pursuant to the Credit Agreement, execute and deliver such documentation as the Collateral Agent shall reasonably request and, in each case, upon such execution and delivery, such Subsidiary shall constitute a "Guarantor" and a "Pledgor" for all purposes hereunder with the same force and effect as if originally named as a Guarantor and Pledgor herein. The execution and delivery of such Joinder Agreement shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor and Pledgor as a party to this Agreement.

          SECTION 3.6. Supplements; Further Assurances. Each Pledgor shall take such further actions, and to execute and deliver to the Collateral Agent such additional assignments, agreements, supplements, powers and instruments, as the Collateral Agent may in its reasonable judgment deem necessary or appropriate, wherever required by law, in order to perfect, preserve and protect the security interest in the Pledged Collateral as provided herein and the rights and interests granted to the Collateral Agent hereunder, to carry into effect the purposes hereof or better to assure and confirm unto the Collateral Agent the Pledged Collateral or permit the Collateral Agent to exercise and enforce its rights, powers and remedies hereunder with respect to any Pledged Collateral. Without limiting the generality of the foregoing, each Pledgor shall make, execute, endorse, acknowledge, file or refile and/or deliver to the Collateral Agent from time to time upon reasonable request such lists, descriptions and designations of the Pledged Collateral, copies of warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, supplements, additional security agreements, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments. If an Event of Default has occurred and is continuing, the Collateral Agent may institute and maintain, in its own name or in the name of any Pledgor, such suits and proceedings as the Collateral Agent may be advised by counsel shall be necessary or expedient to prevent any impairment of the security interest in or the perfection thereof in the Pledged Collateral. All of the foregoing shall be at the sole cost and expense of the Pledgors. The Pledgors and the Collateral Agent acknowledge that this Agreement is intended to grant to the Collateral Agent for the benefit of the Secured Parties a security interest in and Lien upon the Pledged Collateral and shall not constitute or create a present assignment of any of the Pledged Collateral.

                                   ARTICLE IV

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

          Each Pledgor represents, warrants and covenants as follows:

          SECTION 4.1. Title. Except for the security interest granted to the Collateral Agent for the ratable benefit of the Secured Parties pursuant to this Agreement and Permitted Liens, each Pledgor owns and, as to Pledged Collateral acquired by it from time to time after the date hereof, will own the rights in each item of Pledged Collateral pledged by it hereunder free and clear of any and all Liens or claims of others other than Permitted Collateral Liens. No financing statement or other public notice with respect to all or any part of the Pledged Collateral is on file or of record in any public office, except such as have been filed in favor of the Collateral Agent pursuant to this Agreement, as are permitted by the Credit Agreement or financing statements or public notices relating to the termination statements listed on Schedule 9 to the Perfection Certificate. No person other than the Collateral Agent has control or possession of all or any part of the Pledged Collateral, except as permitted by the Credit Agreement.

          SECTION 4.2. Validity of Security Interest. The security interest in and Lien on the Pledged Collateral granted to the Collateral Agent for the benefit of the Secured Parties hereunder constitutes (a) a legal and valid security interest in all the Pledged Collateral securing the payment and performance of the Obligations, and (b) subject to the filings and other actions described in Schedule 7 annexed to the Perfection Certificate a perfected security interest in all the Pledged Collateral. The security interest and Lien granted to the Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement in and on the Pledged Collateral will at all times constitute a perfected, continuing first priority security interest therein, superior and prior to the rights of all other persons therein subject only to Permitted Collateral Liens.

          SECTION 4.3. Defense of Claims/Transferability of Pledged Collateral. Each Pledgor shall, at its own cost and expense, defend title to the Pledged Collateral pledged by it hereunder and the security interest therein and Lien thereon granted to the Collateral Agent and the priority thereof against all claims and demands of all persons, at its own cost and expense, at any time claiming any interest therein adverse to the Collateral Agent or any other Secured Party other than Permitted Collateral Liens (other than Contested Liens). There is no agreement, and no Pledgor shall enter into any agreement or take any other action, that would reasonably be expected to restrict the transferability of any of the Pledged Collateral or otherwise impair or conflict in any material respect with such Pledgors' obligations or the rights of the Collateral Agent hereunder.

          SECTION 4.4. Other Financing Statements. There is no (nor will there be any) valid or effective financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Pledged Collateral other than financing statements relating to Permitted Collateral Liens. So long as any of the Obligations remain unpaid, no Pledgor shall execute, authorize or permit to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to any Pledged Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted by such Pledgor to the holder of the Permitted Collateral Liens.

          SECTION 4.5. Chief Executive Office; Change of Name; Jurisdiction of Organization. (a) Such Pledgor shall comply with the provisions of Section 5.12(a) of the Credit Agreement.

          (b) The Collateral Agent may rely on opinions of counsel as to whether any or all UCC financing statements of the Pledgors need to be amended as a result of any of the changes described in Section 5.12(a) of the Credit Agreement. If any Pledgor fails to provide information to the Collateral Agent about such changes on a timely basis, the Collateral Agent shall not be liable or responsible to any party for any failure to maintain a perfected security interest in such Pledgor's property constituting Pledged Collateral, for which the Collateral Agent needed to have information relating to such changes. The Collateral Agent shall have no duty to inquire about such changes if any Pledgor does not inform the Collateral Agent of such changes, the parties acknowledging and agreeing that it would not be feasible or practical for the Collateral Agent to search for information on such changes if such information is not provided by any Pledgor.

          SECTION 4.6. Location of Inventory and Equipment. Such Pledgor shall not move any material Equipment or Inventory to any location other than one within the continental United States until such Pledgor shall have taken all action reasonably satisfactory to the Collateral Agent to maintain the perfection and priority of the security interest of the Collateral Agent for the benefit of the Secured Parties in the Pledged Collateral intended to be granted hereby, including, without limitation, using commercially reasonable efforts to obtain waivers of landlord's or warehousemen's and/or bailee's liens with respect to such new location, if applicable, and if requested by the Collateral Agent. Pledgor agrees to provide the Collateral Agent with prompt notice following the movement of any material Equipment or Inventory to any location other than one within the continental United States that is listed in such Schedules of the Perfection Certificate with respect to such Pledgor. Notwithstanding the foregoing, such Pledgor may contribute Equipment or Inventory to any Foreign Subsidiary that is a Guarantor and move such Equipment and/or Inventory to a location at which such Foreign Subsidiary is permitted to maintain such Equipment and/or Inventory, and otherwise in accordance with the terms of the applicable Security Documents.

          SECTION 4.7. Due Authorization and Issuance. All of the Initial Pledged Shares issued by the Borrower's Subsidiaries have been, and to the extent any Pledged Shares are hereafter issued, such Pledged Shares will be, upon such issuance, duly authorized, validly issued and fully paid and non-assessable. All of the Initial Pledged Interests have been fully paid for, and there is no amount or other obligation owing by any Pledgor to any issuer of the Initial Pledged Interests in exchange for or in connection with the issuance of the Initial Pledged Interests or any Pledgor's status as a partner or a member of any issuer of the Initial Pledged Interests.

          SECTION 4.8. Consents, etc. In the event that the Collateral Agent desires to exercise any remedies, voting or consensual rights or attorney-in-fact powers set forth in this Agreement and determines it necessary to obtain any approvals or consents of any Governmental Authority or any other person therefor, then, upon the reasonable request of the Collateral Agent, such Pledgor agrees to use its best efforts to assist and aid the Collateral Agent to obtain as soon as practicable any necessary approvals or consents for the exercise of any such remedies, rights and powers.

          SECTION 4.9. Pledged Collateral. All information set forth herein, including the schedules annexed hereto, and all information contained in any documents, schedules and lists heretofore, including without limitation, the Perfection Certificate and the schedules thereto, delivered to any Secured Party in connection with this Agreement, in each case, relating to the Pledged Collateral, is accurate and complete in all material respects. The Pledged Collateral described on the schedules annexed to the Perfection Certificate constitutes all of the property of such type of Pledged Collateral owned or held by the Pledgors as of the date hereof.

          SECTION 4.10. Insurance. In the event that the proceeds of any insurance claim are paid after the Collateral Agent has exercised its right to foreclose after an Event of Default such Net Cash Proceeds shall be paid to the Collateral Agent to satisfy any deficiency remaining after such foreclosure.

          SECTION 4.11. Payment of Taxes; Compliance with Laws; Contesting Liens; Claims. Each Pledgor represents and warrants that all Claims imposed upon or assessed against the Pledged Collateral have been paid and discharged except to the extent such Claims constitute a Lien not yet due and payable, which is a Contested Lien or a Permitted Collateral Lien. Each Pledgor shall comply with all Requirements of Law applicable to the Pledged Collateral the failure to comply with which would, individually or in the aggregate, have a Material Adverse Effect. Each Pledgor may at its own expense contest the validity, amount or applicability of any Claims so long as the contest thereof shall be conducted in accordance with, and permitted pursuant to the provisions of, the Credit Agreement. Notwithstanding the foregoing provisions of this Section 4.11, (i) no contest of any such obligation may be pursued by such Pledgor if such contest would reasonably be expected to expose the Collateral Agent or any other Secured Party to (A) any possible criminal liability or (B) any additional civil liability for failure to comply with such obligations unless such Pledgor shall have furnished a bond or other security therefor satisfactory to the Collateral Agent, or such Secured Party, as the case may be and (ii) if at any time payment or performance of any obligation contested by such Pledgor pursuant to this
Section 4.11 shall become necessary to prevent the imposition of remedies because of non-payment, such Pledgor shall pay or perform the same, in sufficient time to prevent the imposition of remedies in respect of such default or prospective default.

                                   ARTICLE V

               CERTAIN PROVISIONS CONCERNING SECURITIES COLLATERAL

          SECTION 5.1. Pledge of Additional Securities Collateral. Each Pledgor shall, upon obtaining any Pledged Securities or Intercompany Notes of any person, accept the same for the benefit of the Collateral Agent and forthwith deliver to the Collateral Agent a pledge amendment, duly executed by such Pledgor, in substantially the form of Exhibit 2 annexed hereto (each, a "Pledge Amendment"), and the certificates and other documents required under Section 3.1 and Section 3.2 hereof in respect of the additional Pledged Securities or Intercompany Notes which are to be pledged pursuant to this Agreement, and confirming the attachment of the Lien hereby created on and in respect of such additional Pledged Securities or Intercompany Notes. Each Pledgor hereby authorizes the Collateral Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Securities or Intercompany Notes listed on any Pledge Amendment delivered to the Collateral Agent shall for all purposes hereunder be considered Pledged Collateral.

          SECTION 5.2. Voting Rights; Distributions; etc.

          (i) So long as no Event of Default shall have occurred and be continuing:

          (A) Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not inconsistent with the terms or purposes hereof, the Credit Agreement or any other document evidencing the Obligations; provided, however, that no Pledgor shall in any event exercise such rights in any manner which may have a Material Adverse Effect.

          (B) Each Pledgor shall be entitled to receive and retain, and to utilize free and clear of the Lien hereof, any and all Distributions, but only if and to the extent made in accordance with the provisions of the Credit Agreement; provided, however, that any and all such Distributions consisting of rights or interests in the form of securities shall be forthwith delivered to the Collateral Agent to hold as Pledged Collateral and shall, if received by any Pledgor, be received for the benefit of the Collateral Agent, be segregated from the other property or funds of such Pledgor and be forthwith delivered to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

          (C) The Collateral Agent shall be deemed without further action or formality to have granted to each Pledgor all necessary consents relating to voting rights and shall, if necessary, upon written request of any Pledgor and at the sole cost and expense of the Pledgors, from time to time execute and deliver (or cause to be executed and delivered) to such Pledgor all such instruments as such Pledgor may reasonably request in order to permit such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 5.2(i)(A) hereof and to receive the Distributions which it is authorized to receive and retain pursuant to Section 5.2(i)(B) hereof.

          (ii) Upon the occurrence and during the continuance of any Event of
Default:

          (A) All rights of each Pledgor to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to
     Section 5.2(i)(A) hereof shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights.

          (B) All rights of each Pledgor to receive Distributions which it would otherwise be authorized to receive and retain pursuant to Section 5.2(i)(B) hereof shall cease and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to receive and hold as Pledged Collateral such Distributions.

          (iii) Each Pledgor shall, at its sole cost and expense, from time to time execute and deliver to the Collateral Agent appropriate instruments as the Collateral Agent may request in order to permit the Collateral Agent to exercise the voting and other rights which it may be entitled to exercise pursuant to
Section 5.2(i)(A) hereof and to receive all Distributions which it may be entitled to receive under Section 5.2(i)(B) hereof.

          (iv) All Distributions which are received by any Pledgor contrary to the provisions of Section 5.2(i)(B) hereof shall be received for the benefit of the Collateral Agent, shall be segregated from other funds of such Pledgor and shall be forthwith delivered over to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

          SECTION 5.3. Operative Agreements. Each Pledgor has delivered to the Collateral Agent true, correct and complete copies of the Operative Agreements. The Operative Agreements are in full force and effect, have not as of the date hereof been amended or modified except as disclosed to the Collateral Agent, and there is no existing default by any party thereunder or any event which, with the giving of notice of passage of time or both, would constitute a default by any party thereunder. Each Pledgor shall deliver to the Collateral Agent a copy of any notice of default given or received by it under any Operative Agreement within fifteen (15) days after such Pledgor gives or receives such notice. No Pledgor will terminate or agree to terminate any Operative Agreement or make any amendment or modification to any Operative Agreement which may have a Material Adverse Effect including electing to treat any Pledged Interests of such Pledgor as a security under Section 8-103 of the UCC.

          SECTION 5.4. Defaults, etc. Such Pledgor is not in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under any agreement to which such Pledgor is a party relating to the Pledged Securities pledged by it, and such Pledgor is not in violation of any other material provisions of any such agreement to which such Pledgor is a party, or otherwise in default or violation thereunder. No Securities Collateral pledged by such Pledgor is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against such Pledgor by any person with respect thereto, and as of the date hereof, there are no certificates, instruments, documents or other writings (other than the Operative Agreements and certificates, if any, delivered to the Collateral Agent) which evidence any Pledged Securities of such Pledgor.

          SECTION 5.5. Certain Agreements of Pledgors As Issuers and Holders of Equity Interests.

          (i) In the case of each Pledgor which is an issuer of Securities Collateral, such Pledgor agrees to be bound by the terms of this Agreement relating to the Securities Collateral issued by it and will comply with such terms insofar as such terms are applicable to it.

          (ii) In the case of each Pledgor which is a partner in a partnership, limited liability company or other entity, such Pledgor hereby consents to the extent required by the applicable Operative Agreement to the pledge by each other Pledgor, pursuant to the terms hereof, of the Pledged Interests in such partnership, limited liability company or other entity and, upon the occurrence and during the continuance of an Event of Default, to the transfer of such Pledged Interests to the Collateral Agent or its nominee and to the substitution of the Collateral Agent or its nominee as a substituted partner or member in such partnership, limited liability company or other entity with all the rights, powers and duties of a general partner or a limited partner or member, as the case may be.

                                   ARTICLE VI

                   CERTAIN PROVISIONS CONCERNING INTELLECTUAL
                               PROPERTY COLLATERAL

          SECTION 6.1. Grant of License. For the purpose of enabling the Collateral Agent, only upon the occurrence and during the continuance of an Event of Default, to exercise rights and remedies under Article IX hereof at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Pledgor hereby grants to the Collateral Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Pledgor) to use, assign, license or sublicense any of the Intellectual Property Collateral now owned or hereafter acquired by such Pledgor, wherever the same may be located. Such license shall include access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout hereof.

          SECTION 6.2. Protection of Collateral Agent's Security. On a continuing basis, each Pledgor shall, at its sole cost and expense, (i) promptly following its becoming aware thereof, notify the Collateral Agent of (A) any materially adverse determination in any proceeding in the United States Patent and Trademark Office or the United States Copyright Office with respect to any material Patent, Trademark or Copyright or (B) the institution of any proceeding or any adverse determination in any federal, state or local court or administrative body regarding such Pledgor's claim of ownership in or right to use any of the Intellectual Property Collateral material to the use and operation of the Pledged Collateral or Mortgaged Property, its right to register such Intellectual Property Collateral or its right to keep and maintain such registration in full force and effect, (ii) use commercially reasonable efforts to maintain and protect the Intellectual Property Collateral material to the use and operation of the Pledged Collateral or Mortgaged Property as presently used and operated and as contemplated by the Credit Agreement, (iii) not permit to lapse or become abandoned any Intellectual Property Collateral material to the use and operation of the Pledged Collateral or Mortgaged Property as presently used and operated and as contemplated by the Credit Agreement, and not settle or compromise any pending or future litigation or administrative proceeding with respect to such Intellectual Property Collateral, in each case except as shall be consistent with commercially reasonable business judgment, (iv) upon such Pledgor obtaining knowledge thereof, promptly notify the Collateral Agent in writing of any event which may be reasonably expected to materially and adversely affect the value or utility of the Intellectual Property Collateral or any portion thereof material to the use and operation of the Pledged Collateral or Mortgaged Property, the ability of such Pledgor or the Collateral Agent to dispose of the Intellectual Property Collateral or any portion thereof or the rights and remedies of the Collateral Agent in relation thereto including, without limitation, a levy or threat of levy or any legal process against the Intellectual Property Collateral or any portion thereof, (v) not license the Intellectual Property Collateral other than licenses entered into by such Pledgor in, or incidental to, the ordinary course of business or otherwise not prohibited by the Credit Agreement, or amend or permit the amendment of any of the licenses in a manner that materially and adversely affects the right to receive payments thereunder, or in any manner that would materially impair the value of the Intellectual Property Collateral or the Lien on and security interest in the Intellectual Property Collateral intended to be granted to the Collateral Agent for the benefit of the Secured Parties, without the consent of the Collateral Agent, not to be unreasonably withheld, (vi) diligently keep adequate records respecting the Intellectual Property Collateral and (vii) furnish to the Collateral Agent from time to time upon the Collateral Agent's reasonable request therefor detailed statements and amended schedules further identifying and describing the Intellectual Property Collateral and such other materials evidencing or reports pertaining to the Intellectual Property Collateral as the Collateral Agent may from time to time request, which request, unless an Event of Default has occurred an is continuing, or a Material Adverse Effect has occurred, shall occur no more often than once every three months.

          SECTION 6.3. After-Acquired Property. If any Pledgor shall, at any time before the Obligations have been paid in full (other than contingent indemnification obligations which, pursuant to the provisions of the Credit Agreement or the Security Documents, survive the termination thereof), (i) obtain any rights to any additional Intellectual Property Collateral or (ii) become entitled to the benefit of any additional Intellectual Property Collateral or any renewal or extension thereof, including any reissue, division, continuation, or continuation-in-part of any Intellectual Property Collateral, or any improvement on any Intellectual Property Collateral, the provisions hereof shall automatically apply thereto and any such item enumerated in clause
(i) or (ii) of this Section 6.3 with respect to such Pledgor shall automatically constitute

Intellectual Property Collateral if such would have constituted Intellectual Property Collateral at the time of execution hereof and be subject to the Lien and security interest created by this Agreement without further action by any party. Each Pledgor shall promptly (i) provide to the Collateral Agent written notice of any of the foregoing and (ii) confirm the attachment of the Lien and security interest created by this Agreement to any rights described in clauses
(i) and (ii) of the immediately preceding sentence of this Section 6.3 by execution of an instrument in form reasonably acceptable to the Collateral Agent.

          SECTION 6.4. Modifications. Each Pledgor authorizes the Collateral Agent to modify this Agreement by amending Schedules 15(a) and 15(b) annexed to the Perfection Certificate to include any Intellectual Property Collateral acquired or arising after the date hereof of such Pledgor including, without limitation, any of the items listed in Section 6.3 hereof.

          SECTION 6.5. Litigation. Unless there shall occur and be continuing any Event of Default, each Pledgor shall have the right to commence and prosecute in its own name, as the party in interest, for its own benefit and at the sole cost and expense of the Pledgors, such applications for protection of the Intellectual Property Collateral and suits, proceedings or other actions to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value or other damage as are necessary to protect the Intellectual Property Collateral. Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent shall have the right but shall in no way be obligated to file applications for protection of the Intellectual Property Collateral and/or bring suit in the name of any Pledgor, the Collateral Agent or the Secured Parties to enforce the Intellectual Property Collateral and any license thereunder. In the event of such suit, each Pledgor shall, at the reasonable request of the Collateral Agent, do any and all lawful acts and execute any and all documents requested by the Collateral Agent in aid of such enforcement and the Pledgors shall promptly reimburse and indemnify the Collateral Agent, as the case may be, for all costs and expenses incurred by the Collateral Agent in the exercise of its rights under this Section 6.5 in accordance with Section 11.03 of the Credit Agreement. In the event that the Collateral Agent shall elect not to bring suit to enforce the Intellectual Property Collateral, each Pledgor agrees, at the reasonable request of the Collateral Agent, to take all commercially reasonable actions necessary, whether by suit, proceeding or other action, to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value of or other damage to any of the Intellectual Property Collateral by others (to the extent the foregoing would have a Material Adverse Effect) and for that purpose agrees to diligently maintain any suit, proceeding or other action against any person so infringing necessary to prevent such infringement.

                                  ARTICLE VII

                     CERTAIN PROVISIONS CONCERNING ACCOUNTS

          SECTION 7.1. Maintenance of Records. Each Pledgor shall keep and maintain at its own cost and expense complete records of each Account, in a manner consistent with pru-dent business practice, including, without limitation, records of all payments received, all credits granted thereon, all merchandise returned and all other documentation relating thereto. Each Pledgor shall, at such Pledgor's sole cost and expense, upon the Collateral Agent's demand made at any time after the occurrence and during the continuance of any Event of Default, deliver all tangible evidence of Accounts, including, without limitation, all documents evidencing Accounts and any books and records relating thereto to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Pledgor). Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent may transfer a full and complete copy of any Pledgor's books, records, credit information, reports, memoranda and all other writings relating to the Accounts to and for the use by any person that has acquired or is contemplating acquisition of an interest in the Accounts or the Collateral Agent's security interest therein without the consent of any Pledgor.

          SECTION 7.2. Legend. Each Pledgor shall legend, at the request of the Collateral Agent made at any time after the occurrence of any Event of Default or a Material Adverse Effect, and in form and manner satisfactory to the Collateral Agent, the Accounts and the other books, records and documents of such Pledgor evidencing or pertaining to the Accounts with an appropriate reference to the fact that the Accounts have been assigned to the Collateral Agent for the benefit of the Secured Parties and that the Collateral Agent has a security interest therein.

          SECTION 7.3. Modification of Terms, etc. No Pledgor shall rescind or cancel any obligations evidenced by any Account or modify any term thereof or make any adjustment with respect thereto except in the ordinary course of business consistent with prudent business practice, or extend or renew any such obligations except in the ordinary course of business consistent with prudent business practice or compromise or settle any dispute, claim, suit or legal proceeding relating thereto or sell any Account or interest therein except in the ordinary course of business consistent with prudent business practice without the prior written consent of the Collateral Agent. Each Pledgor shall timely fulfill all obligations on its part to be fulfilled under or in connection with the Accounts.

          SECTION 7.4. Collection. Each Pledgor shall cause to be collected from the account debtor of each of the Accounts, as and when due in the ordinary course of business consistent with prudent business practice (including, without limitation, Accounts that are delinquent, such Accounts to be collected in accordance with generally accepted commercial collection procedures), any and all amounts owing under or on account of such Account (other than the collection of Accounts which, consistent with prudent business practice, the Pledgor determines should not be collected), and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account, except that any Pledgor may, with respect to an Account, allow in the ordinary course of business (i) a refund or credit due as a result of returned or damaged or defective merchandise and (ii) such extensions of time to pay amounts due in respect of Accounts and such other modifications of payment terms or settlements in respect of Accounts as shall be commercially reasonable in the circumstances, all in accordance with such Pledgor's ordinary course of business consistent with its collection practices as in effect from time to time. The costs and expenses (including, without limitation, reasonable attorneys'

fees) of collection, in any case, whether incurred by any Pledgor, the Collateral Agent or any Secured Party, shall be paid by the Pledgors.

                                  ARTICLE VIII

                                    TRANSFERS

          SECTION 8.1. Transfers of Pledged Collateral. No Pledgor shall sell, convey, assign or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral pledged by it hereunder except as permitted by the Credit Agreement.

                                   ARTICLE IX

                                    REMEDIES

          SECTION 9.1. Remedies. Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent may from time to time exercise in respect of the Pledged Collateral, in addition to the other rights and remedies provided for herein or otherwise available to it:

          (i) Personally, or by agents or attorneys, immediately take possession of the Pledged Collateral or any part thereof, from any Pledgor or any other person who then has possession of any part thereof with or without notice or process of law, and for that purpose may, to the maximum extent permitted by applicable law, enter upon any Pledgor's premises where any of the Pledged Collateral is located, remove such Pledged Collateral, remain present at such premises to receive copies of all communications and remittances relating to the Pledged Collateral and use in connection with such removal and possession any and all services, supplies, aids and other facilities of any Pledgor;

          (ii) Demand, sue for, collect or receive any money or property at any time payable or receivable in respect of the Pledged Collateral including, without limitation, instructing the obligor or obligors on any agreement, instrument or other obligation constituting part of the Pledged Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent, and in connection with any of the foregoing, compromise, settle, extend the time for payment and make other modifications with respect thereto; provided, however, that in the event that any such payments are made directly to any Pledgor, prior to receipt by any such obligor of such instruction, such Pledgor shall segregate all amounts received pursuant thereto for the benefit of the Collateral Agent and shall promptly (but in no event later than two (2) Business Days after receipt thereof) pay such amounts to the Collateral Agent;

          (iii) Sell, assign, grant a license to use or otherwise liquidate, or direct any Pledgor to sell, assign, grant a license to use or otherwise liquidate, any and all investments made in whole or in part with the Pledged Collateral or any part thereof, and take possession of the proceeds of any such sale, assignment, license or liquidation in a manner consistent with Article X hereof;

          (iv) Take possession of the Pledged Collateral or any part thereof, by directing any Pledgor in writing to deliver the same to the Collateral Agent at any place or places so designated by the Collateral Agent and reasonably convenient to the Pledgors, in which event such Pledgor shall at its own expense: (A) forthwith cause the same to be moved to the place or places designated by the Collateral Agent and therewith delivered to the Collateral Agent, (B) store and keep any Pledged Collateral so delivered to the Collateral Agent at such place or places pending further action by the Collateral Agent and
(C) while the Pledged Collateral shall be so stored and kept, provide such security and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition. Each Pledgor's obligation to deliver the Pledged Collateral as contemplated in this Section 9.1(iv) is of the essence hereof. Upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by any Pledgor of such obligation;

          (v) Withdraw all moneys, instruments, securities and other property in any bank, financial securities, deposit or other account of any Pledgor constituting Pledged Collateral for application to the Obligations as provided in Article X hereof;

          (vi) Retain and apply the Distributions to the Obligations as provided in Article X hereof;

          (vii) Exercise any and all rights as beneficial and legal owner of the Pledged Collateral, including, without limitation, perfecting assignment of and exercising any and all voting, consensual and other rights and powers with respect to any Pledged Collateral; and

          (viii) All the rights and remedies of a secured party on default under the UCC, and the Collateral Agent may also in its sole discretion, without notice except as specified in Section 9.2 hereof, sell, assign or grant a license to use the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable. The Collateral Agent or any other Secured Party or any of their respective Affiliates may be the purchaser, licensee, assignee or recipient of any or all of the Pledged Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold, assigned or licensed at such sale, to use and apply any of the Obligations owed to such person as a credit on account of the purchase price of any Pledged Collateral payable by such person at such sale. Each purchaser, assignee, licensee or recipient at any such sale shall acquire the property sold, assigned or licensed absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives, to the fullest extent permitted by law, all rights of redemption, stay and/or ap praisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Collateral Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives, to the fullest extent permitted by law, any claims against the Collateral Agent arising by reason of the fact that the price at which any Pledged Collateral may have been sold, assigned or licensed at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.

          SECTION 9.2. Notice of Sale. Each Pledgor acknowledges and agrees that, to the extent notice of sale or other disposition of Pledged Collateral shall be required by law, ten (10) days' prior notice to such Pledgor of the time and place of any public sale or of the time after which any private sale or other intended disposition is to take place shall be commercially reasonable notification of such matters. No notification need be given to any Pledgor if it has signed, after the occurrence and during the continuance of an Event of Default, a written statement renouncing or modifying any right to notification of sale or other intended disposition.

          SECTION 9.3. Waiver of Notice and Claims. Each Pledgor hereby waives, to the fullest extent permitted by applicable law, notice or judicial hearing in connection with the Collateral Agent's taking possession or the Collateral Agent's disposition of any of the Pledged Collateral, including, without limitation, any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which such Pledgor would otherwise have under law, and each Pledgor hereby further waives, to the fullest extent permitted by applicable law: (i) all damages occasioned by such taking of possession, (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent's rights hereunder and (iii) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable law. The Collateral Agent shall not be liable for any incorrect or improper payment made pursuant to this Article IX in the absence of gross negligence or willful misconduct. Any sale of, or the grant of options to purchase, or any other realization upon, any Pledged Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the applicable Pledgor therein and thereto, and shall be a perpetual bar both at law and in equity against such Pledgor and against any and all persons claiming or attempting to claim the Pledged Collateral so sold, optioned or realized upon, or any part thereof, from, through or under such Pledgor.

          SECTION 9.4. Certain Sales of Pledged Collateral.

          (i) Each Pledgor recognizes that, by reason of certain prohibitions contained in law, rules, regulations or orders of any Governmental Authority, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who meet the requirements of such Governmental Authority. Each Pledgor acknowledges that any such sales may be at prices and on terms less favorable to the Collateral Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall be deemed to have been made in a commercially reasonable manner and that, except as may be required by applicable law, the Collateral Agent shall have no obligation to engage in public sales.

          (ii) Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act, and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Securities Collateral and Investment Property, to limit purchasers to persons who will agree, among other things, to acquire such Securities Collateral or Investment Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Collateral Agent than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Securities Collateral or Investment Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would agree to do so.

          (iii) If the Collateral Agent determines to exercise its right to sell any or all of the Securities Collateral or Investment Property, upon written request, the applicable Pledgor shall from time to time furnish to the Collateral Agent all such information as the Collateral Agent may request in order to determine the number of securities included in the Securities Collateral or Investment Property which may be sold by the Collateral Agent as exempt transactions under the Securities Act and the rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

          (iv) Each Pledgor further agrees that a breach of any of the covenants contained in this Section 9.4 will cause irreparable injury to the Collateral Agent and other Secured Parties, that the Collateral Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 9.4 shall be specifically enforceable against such Pledgor, and such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing.

          SECTION 9.5. No Waiver; Cumulative Remedies.

          (i) No failure on the part of the Collateral Agent to exercise, no course of dealing with respect to, and no delay on the part of the Collateral Agent in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy; nor shall the Collateral Agent be required to look first to, enforce or exhaust any other security, collateral or guaranties. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

          (ii) In the event that the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case, the Pledgors, the Collateral Agent and each other Secured Party shall be restored to their respective former positions and rights hereunder with respect to the Pledged Collateral (except for determinations made in such proceedings), and all rights, remedies and powers of the Collateral Agent and the other Secured Parties shall continue as if no such proceeding had been instituted (except for determinations made in such proceedings).

          SECTION 9.6. Certain Additional Actions Regarding Intellectual Property. If any Event of Default shall have occurred and be continuing, upon the written demand of Collateral Agent, each Pledgor shall execute and deliver to Collateral Agent an assignment or assignments of the registered Patents, Trademarks and/or Copyrights and such other documents as are necessary to carry out the intent and purposes hereof. Within five (5) Business Days of written notice thereafter from Collateral Agent, each Pledgor shall make available to Collateral Agent, to the extent within such Pledgor's power and authority, such personnel in such Pledgor's employ on the date of the Event of Default as Collateral Agent may reasonably designate to permit such Pledgor to continue, directly or indirectly, to produce, advertise and sell the products and services sold by such Pledgor under the registered Patents, Trademarks and/or Copyrights, and such persons shall be available to perform their prior functions on Collateral Agent's behalf.

                                    ARTICLE X

                   PROCEEDS OF CASUALTY EVENTS AND COLLATERAL
                      DISPOSITIONS/APPLICATION OF PROCEEDS

          SECTION 10.1. Proceeds of Casualty Events and Collateral Dispositions. The Pledgors shall take all actions required by the Credit Agreement with respect to any Net Cash Proceeds of any Casualty Event or from the sale or disposition of any Pledged Collateral.

          SECTION 10.2. Application of Proceeds. The proceeds received by the Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral pursuant to the exercise by the Collateral Agent of its remedies shall be applied, together with any other sums then held by the Collateral Agent pursuant to this Agreement, in accordance with the Credit Agreement.

                                   ARTICLE XI

                                  MISCELLANEOUS

          SECTION 11.1. Concerning Collateral Agent.

          (i) The Collateral Agent has been appointed as collateral agent pursuant to the Credit Agreement. The actions of the Collateral Agent hereunder are subject to the provisions of the Credit Agreement. The Collateral Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including, without limitation, the release or substitution of the Pledged Collateral), in accordance with this Agreement and the Credit Agreement. The Collateral Agent may employ agents and attorneys-in-fact in connection herewith and shall not be liable for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. The Collateral Agent may resign and a successor Collateral Agent may be appointed in the manner provided in the Credit Agreement. Upon the acceptance of any appointment as the Collateral Agent by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent under this Agreement, and the retiring Collateral Agent shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring Collateral Agent's resignation, the provisions hereof shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Collateral Agent.

          (ii) The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equivalent to that which the Collateral Agent, in its individual capacity, accords its own property consisting of similar instruments or interests, it being understood that neither the Collateral Agent nor any of the Secured Parties shall have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Securities Collateral, whether or not the Collateral Agent or any other Secured Party has or is deemed to have knowledge of such matters or (ii) taking any necessary steps to preserve rights against any person with respect to any Pledged Collateral.

          (iii) The Collateral Agent shall be entitled to rely upon any written notice, statement, certificate, order or other document or any telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper person, and, with respect to all matters pertaining to this Agreement and its duties hereunder, upon advice of counsel selected by it.

          (iv) If any item of Pledged Collateral also constitutes collateral granted to the Collateral Agent under any other deed of trust, mortgage, security agreement, pledge or instrument of any type, in the event of any conflict between the provisions hereof and the provisions of such other deed of trust, mortgage, security agreement, pledge or instrument of any type in re-spect of such collateral, Collateral Agent, in its sole discretion, shall select which provision or provisions shall control.

          SECTION 11.2. Collateral Agent May Perform; Collateral Agent Appointed Attorney-in-Fact. If any Pledgor shall fail to perform any covenants contained in this Agreement (including, without limitation, such Pledgor's covenants to (i) pay the premiums in respect of all required insurance policies hereunder,
(ii) pay Claims, (iii) make repairs, (iv) discharge Liens or (v) pay or perform any obligations of such Pledgor under any Pledged Collateral) or if any representation or warranty on the part of any Pledgor contained herein shall be breached, the Collateral Agent may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose; provided, however, that Collateral Agent shall in no event be bound to inquire into the validity of any tax, lien, imposition or other obligation which such Pledgor fails to pay or perform as and when required hereby and which such Pledgor does not contest in accordance in accordance with the provision of
Section 4.11 hereof. Any and all amounts so expended by the Collateral Agent shall be paid by the Pledgors in accordance with the provisions of Section 11.03 of the Credit Agreement. Neither the provisions of this Section 11.2 nor any action taken by Collateral Agent pursuant to the provisions of this Section 11.2 shall prevent any such failure to observe any covenant contained in this Agreement nor any breach of representation or warranty from constituting an Event of Default. Each Pledgor hereby appoints the Collateral Agent its attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor, or otherwise, upon the occurrence and during the continuance of an Event of Default, in the Collateral Agent's discretion to take any action and to execute any instrument consistent with the terms of the Credit Agreement, this Agreement and the other Security Documents which the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof. The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term hereof. Each Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

          SECTION 11.3. Continuing Security Interest; Assignment. This Agreement shall create a continuing security interest in the Pledged Collateral and shall
(i) be binding upon the Pledgors, their respective successors and assigns and
(ii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and the other Secured Parties and each of their respective successors, transferees and assigns. No other persons (including, without limitation, any other creditor of any Pledgor) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause (ii), any Secured Party may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other person, and such other person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party, herein or otherwise, subject however, to the provisions of the Credit Agreement and any Hedging Obligation.

          SECTION 11.4. Termination; Release. The Pledged Collateral shall be released from the Lien of this Agreement in accordance with the provisions of the Credit Agreement. Upon termination hereof or any release of Pledged Collateral in accordance with the provisions of the Credit Agreement, the Collateral Agent shall, upon the request and at the sole cost and expense of the Pledgors, promptly assign, transfer and deliver to Pledgor, against receipt and without recourse to or warranty by the Collateral Agent except as to the fact that the Collateral Agent has not encumbered the released assets, such of the Pledged Collateral to be released (in the case of a release) as may be in possession of the Collateral Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Pledged Collateral, proper documents and instruments (including UCC-3 termination statements or releases) acknowledging the termination hereof or the release of such Pledged Collateral, as the case may be.

          SECTION 11.5. Modification in Writing. No amendment, modification, supplement, termination or waiver of or to any provision hereof, nor consent to any departure by any Pledgor therefrom, shall be effective unless the same shall be made in accordance with the terms of the Credit Agreement. Any amendment, modification or supplement of or to any provision hereof, any waiver of any provision hereof and any consent to any departure by any Pledgor from the terms of any provision hereof shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement or any other document evidencing the Obligations, no notice to or demand on any Pledgor in any case shall entitle any Pledgor to any other or further notice or demand in similar or other circumstances.

          SECTION 11.6. Notices. Unless otherwise provided herein or in the Credit Agreement, any notice or other communication herein required or permitted to be given shall be given in the manner and become effective as set forth in the Credit Agreement, as to any Pledgor, addressed to it at the address of the Borrower set forth in the Credit Agreement and as to the Collateral Agent, addressed to it at the address set forth in the Credit Agreement, or in each case at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this
Section 11.6.

          SECTION 11.7. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 11.8. CONSENT TO JURISDICTION AND SERVICE OF PROCESS; WAIVER OF JURY TRIAL. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PLEDGOR WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND APPELLATE COURTS OF ANY THEREOF, AND BY EXECUTION AND DELIVERY HEREOF, EACH PLEDGOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. EACH PLEDGOR AGREES THAT SERVICE OF PROCESS IN ANY PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF
MAIL), POST-

AGE PREPAID, TO THE BORROWER AT ITS ADDRESS SET FORTH IN THE CREDIT AGREEMENT OR AT SUCH OTHER ADDRESS OF WHICH THE COLLATERAL AGENT SHALL HAVE BEEN NOTIFIED PURSUANT THERETO. IF ANY AGENT APPOINTED BY ANY PLEDGOR REFUSES TO ACCEPT SERVICE, SUCH PLEDGOR HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE COLLATERAL AGENT TO BRING PROCEEDINGS AGAINST ANY PLEDGOR IN THE COURTS OF ANY OTHER JURISDICTION.

          THE PLEDGORS HEREBY IRREVOCABLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          SECTION 11.9. Severability of Provisions. Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          SECTION 11.10. Execution in Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

          SECTION 11.11. Business Days. In the event any time period or any date provided in this Agreement ends or falls on a day other than a Business Day, then such time period shall be deemed to end and such date shall be deemed to fall on the next succeeding Business Day, and performance herein may be made on such Business Day, with the same force and effect as if made on such other day.

          SECTION 11.12. Waiver of Stay. Each Pledgor covenants (to the extent it may lawfully do so) that in the event that such Pledgor or any property or assets of such Pledgor shall hereafter become the subject of a voluntary or involuntary proceeding under the Code or such Pledgor shall otherwise be a party to any federal or state bankruptcy, insolvency, moratorium or similar proceeding to which the provisions relating to the automatic stay under Section 362 of Title 11, United States Code or any similar provision in any such law is applicable, then, in any such case, whether or not the Collateral Agent has commenced foreclosure proceedings under this Agreement, such Pledgor shall not, and each Pledgor hereby expressly waives their right to (to the extent it may lawfully do so) at any time insist upon, plead or in any whatsoever, claim or take the benefit or advantage of any such automatic stay or such similar provision as it relates to the exercise of any of the rights and remedies (including, without limitation, any foreclosure proceedings) available to the Collateral Agent as provided in this Agreement, in any other Collateral Document or any other document evidencing the Obligations. Each Pledgor further covenants

(to the extent it may lawfully do so) that it will not hinder, delay or impede the execution of any power granted herein to the Collateral Agent, but will suffer and permit the execution of every such power as though no law relating to any stay or similar provision had been enacted.

          SECTION 11.13. No Claims Against Collateral Agent. Nothing contained in this Agreement shall constitute any consent or request by the Collateral Agent, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Pledged Collateral or any part thereof, nor as giving any Pledgor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against the Collateral Agent in respect thereof or any claim that any Lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the Lien hereof.

          SECTION 11.14. No Release. Nothing set forth in this Agreement shall relieve any Pledgor from the performance of any term, covenant, condition or agreement on such Pledgor's part to be performed or observed under or in respect of any of the Pledged Collateral or from any liability to any person under or in respect of any of the Pledged Collateral or shall impose any obligation on the Collateral Agent or any other Secured Party to perform or observe any such term, covenant, condition or agreement on such Pledgor's part to be so performed or observed or shall impose any liability on the Collateral Agent or any other Secured Party for any act or omission on the part of such Pledgor relating thereto or for any breach of any representation or warranty on the part of such Pledgor contained in this Agreement, the Credit Agreement or the other Loan Documents, or under or in respect of the Pledged Collateral or made in connection herewith or therewith. The obligations of each Pledgor contained in this Section 11.14 shall survive the termination hereof and the discharge of such Pledgor's other obligations under this Agreement, the Credit Agreement and the other Loan Documents.

          SECTION 11.15. Obligations Absolute. To the fullest extent permitted by applicable law, all obligations of each Pledgor hereunder shall be absolute and unconditional irrespective of:

          (i) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any other Pledgor;

          (ii) any lack of validity or enforceability of the Credit Agreement, any Hedging Obligation or any other Loan Document, or any other agreement or instrument relating thereto against any other Pledgor;

          (iii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any Hedging Obligation or any other Loan Document or any other agreement or instrument relating thereto;

          (iv) any pledge, exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Obligations;

          (v) any exercise, non-exercise or waiver of any right, remedy, power or privilege under or in respect hereof, the Credit Agreement, any Hedging Obligation or any other Loan Document except as specifically set forth in a waiver granted pursuant to the provisions of Section 11.5 hereof; or

          (vi) any other circumstances which might otherwise constitute a defense available to, or a discharge of, any Pledgor.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

          IN WITNESS WHEREOF, the Pledgors and the Collateral Agent have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

                                        NORCRAFT COMPANIES, L.P.,
                                        as Pledgor


                                        By: NORCRAFT GP, L.L.C.,
                                            as General Partner


                                        By: /s/ Leigh Ginter
                                            ------------------------------------
                                            Name: Leigh Ginter
                                            Title: Authorized Person


                                        NORCRAFT HOLDINGS, L.P.,
                                        as Pledgor


                                        By: /s/ Leigh Ginter
                                            ------------------------------------
                                            Name: Leigh Ginter
                                            Title: Authorized Person


                                        NORCRAFT FINANCE CORP.,
                                        as Pledgor


                                        By: /s/ David Kim
                                            ------------------------------------
                                            Name: David Kim
                                            Title: Vice President

                                        UBS AG, STAMFORD BRANCH,
                                        as Collateral Agent


                                        By: /s/ Wilfred V. Saint
                                            ------------------------------------
                                            Name: Wilfred V. Saint
                                            Title: Associate Director, Banking
                                            Products Services, US


                                        By: /s/ Anthony N. Joseph
                                            ------------------------------------
                                            Name: Anthony N. Joseph
                                            Title: Associate Director Banking
                                            Products Services, US

                                                                      EXHIBIT 1

                                    [Form of]

                             ISSUERS ACKNOWLEDGMENT

                The undersigned hereby (i) acknowledges receipt of a copy of that certain security agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the "U.S. Security Agreement;" capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the U.S. Security Agreement), dated as of October 21, 2003, made by Norcraft Companies, L.P., a Delaware limited partnership (the "Borrower"), the Guarantors party thereto and UBS AG, STAMFORD BRANCH, as collateral agent (in such capacity and together with any successors in such capacity, the "Collateral Agent"), (ii) agrees promptly to note on its books the security interests granted to the Collateral Agent and confirmed under the U.S. Security Agreement, (iii) agrees that it will comply with instructions of the Collateral Agent with respect to the applicable Securities Collateral without further consent by the applicable Pledgor, (iv) agrees to notify the Collateral Agent upon obtaining knowledge of any interest in favor of any person in the applicable Securities Collateral that is adverse to the interest of the Collateral Agent therein and (v) waives any right or requirement at any time hereafter to receive a copy of the U.S. Security Agreement in connection with the registration of any Securities Collateral thereunder in the name of the Collateral Agent or its nominee or the exercise of voting rights by the Collateral Agent or its nominee.

                                           [                                 ]

                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:

                                                                       EXHIBIT 2

                                    [Form of]

                           SECURITIES PLEDGE AMENDMENT

                This Security Pledge Amendment, dated as of [ ], is delivered pursuant to Section 5.1 of that certain security agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the "U.S. Security Agreement;" capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the U.S. Security Agreement), dated as of October 21, 2003, made by Norcraft Companies, L.P., a Delaware limited partnership (the "Borrower"), the Guarantors party thereto and UBS AG, STAMFORD BRANCH, as collateral agent (in such capacity and together with any successors in such capacity, the "Collateral Agent"). The undersigned hereby agrees that this Pledge Amendment may be attached to the U.S. Security Agreement and that the Pledged Securities and/or Intercompany Notes listed on this Pledge Amendment shall be deemed to be and shall become part of the Pledged Collateral and shall secure all Obligations.

                               PLEDGED SECURITIES

                                                NUMBER OF       PERCENTAGE OF
              CLASS                              SHARES      ALL ISSUED CAPITAL
             OF STOCK      PAR    CERTIFICATE      OR         OR OTHER EQUITY
 ISSUER    OR INTERESTS   VALUE     NO(S).      INTERESTS   INTERESTS OF ISSUER
--------- -------------- ------- ------------- ----------- ---------------------

                               INTERCOMPANY NOTES

                PRINCIPAL        DATE OF        INTEREST       MATURITY
   ISSUER        AMOUNT         ISSUANCE         RATE            DATE
-----------   -------------   -------------   ------------   -------------

                                           [                           ],
                                             as Pledgor

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

AGREED TO AND ACCEPTED:


UBS AG, STAMFORD BRANCH,
 as Collateral Agent

By:
   ----------------------------------
   Name:
   Title:

By:
   ----------------------------------
   Name:
   Title:

                                                                       EXHIBIT 3

                                    [Form of]

                                JOINDER AGREEMENT

                                                           [Name of New Pledgor]
                                                        [Address of New Pledgor]

[Date]


UBS AG, Stamford Branch
677 Washington Boulevard
Stamford, Connecticut  06901

Ladies and Gentlemen:

                Reference is made to that certain security agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the "U.S. Security Agreement;" capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the U.S. Security Agreement), dated as of October 21, 2003, made by Norcraft Companies, L.P., a Delaware limited partnership (the "Borrower"), the Guarantors party thereto and UBS AG, STAMFORD BRANCH, as collateral agent (in such capacity and together with any successors in such capacity, the "Collateral Agent").

                This letter supplements the U.S. Security Agreement and is
delivered by the undersigned, [          ] (the "New Pledgor"), pursuant to
Section 3.5 of the U.S. Security Agreement. The New Pledgor hereby agrees to be bound as a Guarantor and as a Pledgor by all of the terms, covenants and conditions set forth in the U.S. Security Agreement to the same extent that it would have been bound if it had been a signatory to the U.S. Security Agreement on the execution date of the U.S. Security Agreement. The New Pledgor also hereby agrees to be bound as a party by all of the terms, covenants and conditions applicable to it set forth in Articles V, VI and VII of the Credit Agreement to the same extent that it would have been bound if it had been a signatory to the Credit Agreement on the execution date of the Credit Agreement. Without limiting the generality of the foregoing, the New Pledgor hereby grants and pledges to the Collateral Agent, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, a Lien on and security interest in, all of its right, title and interest in, to and under the Pledged Collateral and expressly assumes all obligations and liabilities of a Guarantor and Pledgor thereunder. The New Pledgor hereby makes each of the representations and warranties applicable to the Pledgors contained in the U.S. Security Agreement and Section III of the Credit Agreement, except that such representations and warranties shall expressly relate to the date hereof.

                Annexed hereto are supplements to each of the schedules to the U.S. Security Agreement and the Credit Agreement, as applicable, with respect to the New Pledgor. Such supplements shall be deemed to be part of the U.S. Security Agreement or the Credit Agreement, as applicable.

                This agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

                THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                IN WITNESS WHEREOF, the New Pledgor has caused this letter agreement to be executed and delivered by its duly authorized officer as of the date first above written.

                                               [NEW PLEDGOR]

                                               By:
                                                  ------------------------------
                                               Name:
                                               Title:
AGREED TO AND ACCEPTED:

UBS AG, STAMFORD BRANCH,
 as Collateral Agent

By:
   ----------------------------------
   Name:
   Title:


By:
   ----------------------------------
   Name:
   Title:


                           [Schedules to be attached]

                                                                       EXHIBIT 4

                                    [Form of]

                CONTROL AGREEMENT CONCERNING SECURITIES ACCOUNTS

                This Control Agreement Concerning Securities Accounts (this
"Control Agreement"), dated as of [         ], by and among [         ] (the
"Pledgor"), UBS AG, Stamford Branch (the "Collateral Agent") and [         ]
(the "Securities Intermediary"), is delivered pursuant to Section 3.4(c) of that certain security agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement"), dated as of
[        ], made by the Pledgor and each of the Guarantors listed on the signature pages thereto in favor of UBS AG, Stamford Branch, as collateral agent, as pledgee, assignee and secured party (the "Collateral Agent"). This Control Agreement is for the purpose of perfecting the security interests of the Secured Parties granted by the Pledgor in the Designated Securities Accounts described below. All references herein to the "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Security Agreement.

                Section 1. Confirmation of Establishment and Maintenance of Designated Accounts. The Securities Intermediary hereby confirms and agrees that
(i) the Securities Intermediary has established for the Pledgor and maintains the account(s) listed in Schedule I annexed hereto (such account(s), together with each such other securities account maintained by the Pledgor with the Securities Intermediary collectively, the "Designated Accounts" and each a "Designated Account"), (ii) each Designated Account will be maintained in the manner set forth herein until termination of this Control Agreement, (iii) this Control Agreement is the valid and legally binding obligation of the Securities Intermediary, (iv) the Securities Intermediary is a "securities intermediary" as defined in Article 8-102(a)(14) of the UCC, (v) each of the Designated Accounts is a "securities account" as such term is defined in Section 8-501(a) of the UCC and (vi) all securities or other property underlying any financial assets which are credited to any Designated Account shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to any Designated Account be registered in the name of the Pledgor, payable to the order of the Pledgor or specially endorsed to the Pledgor, except to the extent the foregoing have been specially endorsed to the Securities Intermediary or in blank.

                Section 2. "Financial Assets" Election. The Securities Intermediary hereby agrees that each item of Investment Property credited to any Designated Account shall be treated as a "financial asset" within the meaning of
Section 8-102(a)(9) of the UCC.

                Section 3. Entitlement Order. If at any time the Securities Intermediary shall receive an "entitlement order" (within the meaning of Section 8-102(a)(8) of the UCC) issued by the Collateral Agent and relating to any financial asset maintained in one or more of the Designated Accounts, the Securities Intermediary shall comply with such entitlement order without further consent by the Pledgor or any other person. The Securities Intermediary shall also comply with instructions directing the Securities Intermediary with respect to the sale, exchange or transfer of financial assets held in each Designated Account originated by a Pledgor, or any representative of, or investment manager appointed by, a Pledgor until such time as the Collateral Agent delivers a Notice of Sole Control pursuant to Section 9(i) to the Securities Intermediary.

                Section 4. Subordination of Lien: Waiver of Set-Off. The Securities Intermediary hereby agrees that any security interest in any Designated Account it now has or subsequently obtains shall be subordinate to the security interest of the Collateral Agent. The financial assets and other items deposited to any Designated Account will not be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than the Secured Parties (except that the Securities Intermediary may set off all amounts due to the Securities Intermediary in respect of its customary fees and expenses for the routine maintenance and operation of the Designated Accounts, including overdraft fees and amounts advanced to settle authorized transactions.

                Section 5. Choice of Law. Both this Control Agreement and the Designated Accounts shall be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Securities Intermediary's location and the Designated Accounts (as well as the security entitlements related thereto) shall be governed by the laws of the State of New York./a/

                Section 6. Conflict with Other Agreements: Amendments. As of the date hereof, there are no other agreements entered into between the Securities Intermediary and the Pledgor with respect to any Designated Account or any security entitlements or other financial assets credited thereto (other than standard and customary documentation with respect to the establishment and maintenance of such Designated Accounts). The Securities Intermediary and the pledgor will not enter into any other agreement with respect to any Designated Account unless the Collateral Agent shall have received prior written notice thereof. The Securities Intermediary and the Pledgor have not and will not enter into any other agreement with respect to (i) creation or perfection of any security interest in or (ii) control of security entitlements maintained in any of the Designated Accounts or purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders with respect to financial assets credited to any Designated Account as set forth in Section 3 hereof without the prior written consent of the Collateral Agent acting in its sole discretion. In the event of

----------
/a/     The location of the Securities Intermediary may result in a different choice of governing law, which may require opinion of Borrower counsel.

any conflict with respect to control over any Designated Account between this Control Agreement (or any portion hereof) and any other agreement now existing or hereafter entered into, the terms of this Control Agreement shall prevail. No amendment or modification of this Control Agreement or waiver of any rights hereunder shall be binding on any party hereto unless it is in writing and is signed by all the parties hereto.

                Section 7. Certain Agreements.

                (i) The Securities Intermediary has furnished to the Collateral Agent the most recent account statement issued by the Securities Intermediary with respect to each of the Designated Accounts and the financial assets and cash balances held therein, identifying the financial assets held therein in a manner acceptable to the Collateral Agent. Each such statement accurately reflects the assets held in such Designated Account as of the date thereof.

                (ii) The Securities Intermediary will, upon its receipt of each supplement to the Security Agreement signed by the Pledgor and identifying one or more financial assets as "Pledged Collateral," enter into its records, including computer records, with respect to each Designated Account a notation with respect to any such financial asset so that such records and reports generated with respect thereto identify such financial asset as "Pledged."

                (iii) The Collateral Agent has delivered to the Securities Intermediary a list, signed by an authorized representative of the officers of the Collateral Agent authorized to give approvals or instructions under this Control Agreement (the "Authorized Representatives") and the Securities Intermediary shall be entitled to rely on communications from any such authorized officers until the earlier of the termination of this Control Agreement in accordance with the terms hereof and notification by an Authorized Representative of a change in such list at any time.

                Section 8. Notice of Adverse Claims. Except for the claims and interest of the Collateral Agent and of the Pledgor in the financial assets maintained in the Designated Account(s), the Securities Intermediary on the date hereof does not know of any claim to, or security interest in, any Designated Account or in any financial asset credited thereto and does not know of any claim that any person other than the Collateral Agent has been given "control" (within the meaning of Section 8-106 of the UCC) of any Designated Account or any such financial asset. If the Securities Intermediary becomes aware that any person is asserting any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process or any claim of control) against any of the financial assets maintained in any Designated Account, the Securities Intermediary promptly notify the Collateral Agent and the Pledgor thereof.

                Section 9. Maintenance of Designated Accounts. In addition to the obligations of the Securities Intermediary in Section 3 hereof, the Securities Intermediary agrees to maintain the Designated Accounts as follows:

                (i) Notice of Sole Control. If at any time the Collateral Agent delivers to the Securities Intermediary a notice of sole control in substantially the form set forth in Exhibit A attached hereto (the "Notice of Sole Control") with respect to any Designated Account, the Securities Intermediary agrees that, after receipt of such notice, and until the Collateral Agent has withdrawn, it will take all instructions with respect to such Designated Account solely from the Collateral Agent and cease taking instructions from Pledgor, including without limitation, instructions for investment, distribution or transfer of any financial asset maintained in any Designated Account. Permitting settlement of trades pending at the time of receipt of such notice shall not constitute a violation of the immediately preceding sentence.

                (ii) Voting Rights. Until such time as the Securities Intermediary receives a Notice of Sole Control, the Pledgor, or an investment manager on behalf of the Pledgor, shall direct the Securities Intermediary with respect to the voting of any financial assets credited to any Designated Account.

                (iii) Statements and Confirmations. The Securities Intermediary will send copies of all statements and other correspondence (excluding routine confirmations) concerning any Designated Account or any financial assets credited thereto simultaneously to each of the Pledgor and the Collateral Agent at the address set forth in Section 11 hereof. The Securities Intermediary will provide to the Collateral Agent, upon the Collateral Agent's request therefor from time to time and, in any event, as of the last business day of each calendar month, a statement of the market value of each financial asset maintained in each Designated Account. The Securities Intermediary shall not change the name or account number of any Designated Account without the prior written consent of the Collateral Agent, not to be unreasonably withheld.

                (iv) Bailee for Perfection. The Securities Intermediary acknowledges that, in the event that it should come into possession of any certificate representing any security or other assets held as financial assets in any of the Designated Accounts, the Securities Intermediary shall retain possession of the same for the benefit of the Collateral Agent and such act shall cause the Securities Intermediary to be deemed a bailee for the Collateral Agent, if necessary to perfect the Collateral Agent's security interest in such securities or assets. The Securities Intermediary hereby acknowledges its receipt of a copy of the Security Agreement, which shall also serve as notice to the Securities Intermediary of a security interest in collateral held by a bailee.

                Section 10. Successors; Assignment The terms of this Control Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors and permitted assignees.

                Section 11. Notices. Any notice, request or other communication required or permitted to be given under this Control Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

                  Pledgor:         [                         ]
                                   [Address]
                                   Attention:
                                   Telecopy:
                                   Telephone:

                                   with copy to:

                                   [                         ]
                                   [Address]
                                   Attention:
                                   Telecopy:
                                   Telephone:

                  Securities
                  Intermediary:    [                         ]
                                   [Address]
                                   Attention:
                                   Telecopy:
                                   Telephone:

                  Collateral
                  Agent:           UBS AG, Stamford Branch
                                   677 Washington Boulevard
                                   Stamford, Connecticut 06901
                                   Attention:
                                   Telecopy:
                                   Telephone:

                                   with a copy to:

                                   Cahill Gordon & Reindel LLP
                                   80 Pine Street
                                   New York, New York 10005
                                   Attention:   [             ]
                                   Telecopy:    (212) 269-5420
                                   Telephone:   (212) 701-3000

                Any party may change its address for notices in the manner set forth above.

                Section 12. Termination. The rights and powers granted herein to the Collateral Agent are powers coupled with an interest and will be affected neither by the bankruptcy of the Pledgor nor by the lapse of time. The obligations of the Securities Intermediary hereunder shall continue in effect until (i) the security interests of the Secured Parties with respect to the financial assets maintained in the Designated Account(s) have been terminated and an Authorized Representative has notified the Securities Intermediary of such termination in writing (which notice the Collateral Agent shall cause to be delivered promptly upon payment in full of the Obligations) or (ii) thirty days following the Securities Intermediary's delivery of written notice of such termination to the Pledgor and the Collateral Agent.

                Section 13. Severability. If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, other than those provisions held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

                Section 14. Counterparts. This Control Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Control Agreement by signing and delivering one or more counterparts.

                                           [                                 ],
                                                           as Pledgor

                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                           UBS AG, STAMFORD BRANCH,
                                            as Collateral Agent

                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           [                                 ],
                                               as Securities Intermediary


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                   SCHEDULE I

                              Designated Account(s)

                                                                       EXHIBIT 5
                                    [Form of]

                  CONTROL AGREEMENT CONCERNING DEPOSIT ACCOUNTS

                This CONTROL AGREEMENT CONCERNING DEPOSIT ACCOUNTS (this
"Control Agreement"), dated as of [            ], by and among [              ]
(the "Pledgor"), UBS AG, STAMFORD BRANCH (the "Collateral Agent") and [        ]
(the "Bank"), is delivered pursuant to Section 3.4(b) of that certain security agreement (as amended, amended and restated, supplemented or otherwise modified
from time to time, the "Security Agreement"), dated as of [            ], made
by the Pledgor and each of the Guarantors listed on the signature pages thereto in favor of UBS AG, STAMFORD BRANCH, as collateral agent, as pledgee, assignee and secured party (the "Collateral Agent"). This Control Agreement is for the purpose of perfecting the security interests of the Secured Parties granted by the Pledgor in the Designated Accounts described below. All references herein to the "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Security Agreement.

                Section 1. Confirmation of Establishment and Maintenance of Designated Accounts. The Bank hereby confirms and agrees that (i) the Bank has established for the Pledgor and maintains the deposit account(s) listed in
Schedule 1 annexed hereto (such account(s), together with each such other deposit account maintained by the Pledgor with the Bank collectively, the "Designated Accounts" and each a "Designated Account"), (ii) each Designated Account will be maintained in the manner set forth herein until termination of this Control Agreement, (iii) the Bank is a "bank," as such term is defined in the UCC, (iv) this Control Agreement is the valid and legally binding obligation of the Bank and (v) each Designated Account is a "deposit account" as such term is defined in Article 9 of the UCC.

                Section 2. Control. The Bank shall comply with instructions originated by the Collateral Agent without further consent of the Pledgor or any person acting or purporting to act for the Pledgor being required, including, without limitation, directing disposition of the funds in each Designated Account. The Bank shall also comply with instructions directing the disposition of funds in each Designated Account originated by the Pledgor or its authorized representatives until such time as the Collateral Agent delivers a Notice of Sole Control pursuant to Section 8(i) hereof to the Bank.

                Section 3. Subordination of Lien; Waiver of Set-Off. The Bank hereby agrees that any security interest in any Designated Account it now has or subsequently obtains shall be subordinate to the security interest of the Collateral Agent. The funds deposited into any Designated Account will not be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than the Secured Parties (except that the Bank may set off (i) all amounts due to the Bank in respect of its customary fees and expenses for the routine maintenance and operation of the Designated Accounts, including overdraft fees, and (ii) the face amount of any checks or other items which have been credited to any Designated Account but are subsequently returned unpaid because of uncollected or insufficient funds).

                Section 4. Choice of Law. Both this Control Agreement and the Designated Account(s) shall be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Bank's jurisdiction and the Designated Account(s) shall be governed by the law of the State of New York./1/

                Section 5. Conflict with Other Agreements; Amendments. As of the date hereof, there are no other agreements entered into between the Bank and the Pledgor with respect to any Designated Account or any funds credited thereto (other than standard and customary documentation with respect to the establishment and maintenance of such Designated Accounts). The Bank and the Pledgor will not enter into any other agreement with respect to any Designated Account unless the Collateral Agent shall have received prior written notice thereof. The Bank and the Pledgor have not and will not enter into any other agreement with respect to control of the Designated Accounts or purporting to limit or condition the obligation of the Bank to comply with any orders or instructions with respect to any Designated Account as set forth in Section 2 hereof without the prior written consent of the Collateral Agent acting in its sole discretion. In the event of any conflict with respect to control over any Designated Account between this Control Agreement (or any portion hereof) and any other agreement now existing or hereafter entered into, the terms of this Control Agreement shall prevail. No amendment or modification of this Control Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all the parties hereto.

----------
/1/ The location of the bank may result in a different choice of governing law, which may require opinion of Borrower counsel.

                Section 6. Certain Agreements.

                        The Bank has furnished to the Collateral Agent the most recent account statement issued by the Bank with respect to each of the Designated Accounts and the cash balances held therein. Each such statement accurately reflects the assets held in such Designated Account as of the date thereof.

                        The Collateral Agent has delivered to the Bank a list, signed by an authorized representative, of the officers of the Collateral Agent authorized to give approvals or instructions under this Control Agreement (the "Authorized Representatives") and the Bank shall be entitled to rely on communications from any such authorized officers until the earlier of the termination of this Control Agreement in accordance with the terms hereof and notification by an Authorized Representative of a change in such list at any time.

                Section 7. Notice of Adverse Claims. Except for the claims and interest of the Secured Parties and of the Pledgor in the Designated Account(s), the Bank on the date hereof does not know of any claim to, or security interest in, any Designated Account or in any funds credited thereto and does not know of any claim that any person other than the Collateral Agent has been given control (within the meaning of Section 8-106 of the UCC) of any Designated Account or any such funds. If the Bank becomes aware that any Person is asserting any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process or any claim of control) against any funds in any Designated Account, the Bank will promptly notify the Collateral Agent and the Pledgor thereof.

                Section 8. Maintenance of Designated Accounts. In addition to the obligations of the Bank in Section 2 hereof, the Bank agrees to maintain the Designated Accounts as follows:

                        Notice of Sole Control. If at any time the Collateral Agent delivers to the Bank a notice of sole control in substantially the form set forth in Exhibit A attached hereto (the "Notice of Sole Control") with respect to any Designated Account, the Bank agrees that, after receipt of, and until the Collateral Agent has withdrawn, such notice, it will take all instruction with respect to such Designated Account solely from the Collateral Agent and cease taking instructions from the Pledgor, including, without limitation, instructions for distribution or transfer of any funds in any Designated Account.

                        Statements and Confirmations. The Bank will send copies of all statements and other correspondence (excluding routine confirmations) concerning any Designated Account simultaneously to the Pledgor and the Collateral Agent at the address set forth in Section 10 hereof. The Bank will promptly provide to the Collateral Agent, upon request therefor from time to time and, in any event, as of the last business day of each calendar month, a statement of the cash balance in each

        Designated Account. The Bank shall not change the name or account number of any Designated Account without the prior written consent of the Collateral Agent, not to be unreasonably withheld.

                Section 9. Successors; Assignment. The terms of this Control Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors and permitted assignees.

                Section 10. Notices. Any notice, request or other communication required or permitted to be given under this Control Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

                Pledgor:            [                   ]
                                    [Address]
                                    Attention:
                                    Telecopy:
                                    Telephone:

                                    with copy to:

                                    [                   ]
                                    [Address]
                                    Attention:
                                    Telecopy:
                                    Telephone:

                Bank:               [                   ]
                                    [                   ]
                                    [                   ]
                                    Attention:
                                    Telecopy:
                                    Telephone:

                Collateral
                Agent:              UBS AG, Stamford Branch
                                    677 Washington Boulevard
                                    Stamford, Connecticut  06901
                                    Attention:
                                    Telecopy:
                                    Telephone:

                                    with a copy to:

                                    Cahill Gordon & Reindel LLP
                                    80 Pine Street
                                    New York, New York  10005
                                    Attention:       [              ]
                                    Telecopy:        (212) 269-5420
                                    Telephone:       (212) 701-3000

                Any party may change its address for notices in the manner set forth above.

                Section 11. Termination. The rights and powers granted herein to the Collateral Agent are powers coupled with an interest and will be affected neither by the bankruptcy of the Pledgor nor by the lapse of time. The obligations of the Bank hereunder shall continue in effect until (i) the security interests of the Secured Parties with respect to the Designated Account(s) have been terminated and an Authorized Representative has notified the Bank of such termination in writing (which notice the Collateral Agent shall cause to be delivered promptly upon the payment in full of the Obligations) or
(ii) thirty days following the Bank's delivery of written notice of such termination to the Collateral Agent and Pledgor.

                Section 12. Severability. If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, other than those provisions held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

                Section 13. Counterparts. This Control Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Control Agreement by signing and delivering one or more counterparts.

                                             [                               ]


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


                                             UBS AG, STAMFORD BRANCH,
                                             as Collateral Agent

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


                                             [                               ],
                                               as Bank

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                   SCHEDULE 1

                              Designated Account(s)

                                    EXHIBIT A

                     [Letterhead of UBS AG, Stamford Branch]

                                                                          [Date]

[Bank]
[Address]

Attention: _______________

                           Re: Notice of Sole Control

Ladies and Gentlemen:

                As referenced in Section 8(i) of the Control Agreement
Concerning Designated Accounts dated as of [          ], by and among [       ],
us and you (the "Control Agreement") (a copy of which is attached) we hereby give you notice of our sole control over the Designated Account(s) referred to in the Control Agreement, having account number(s):____________________________ (the "Specified Designated Accounts"). You are hereby instructed not to accept any direction or instructions with respect to the Specified Designated Accounts or any funds credited thereto from any Person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction.

                You are instructed to deliver a copy of this notice by facsimile transmission to [Pledgor] Very truly yours,

                                             UBS AG, Stamford Branch,
                                             as Collateral Agent

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


cc:  [Pledgor]

                                                                       EXHIBIT 6

                                    [Form of]
                          COPYRIGHT SECURITY AGREEMENT

                COPYRIGHT SECURITY AGREEMENT, dated as of [       ], by Norcraft
Companies, L.P. (the "Borrower") and each Guarantor listed on Schedule II hereto (collectively, the "Original Guarantors", together with the Borrower, the "Pledgors"), in favor of UBS AG, STAMFORD BRANCH, in its capacity as collateral agent pursuant to the Credit Agreement (in such capacity, the "Collateral Agent").

                              W I T N E S S E T H:

                WHEREAS, Pledgors are party to a Security Agreement of even date herewith (the "Security Agreement") in favor of the Collateral Agent pursuant to which the Pledgors are required to execute and deliver this Copyright Security Agreement;

                NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into Credit Agreement, the Pledgors hereby agree with the Collateral Agent as follows:

                SECTION 1. DEFINED TERMS. Unless otherwise defined herein, terms defined in the security agreement and used herein have the meaning given to them in the security agreement.

                SECTION 2. Grant of Security Interest in Copyright
Collateral. As collateral security for the payment and performance in full of all the Obligations, each Pledgor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Pledgor:

                (a) Copyrights of such Pledgor listed on Schedule I attached hereto; and

                (b) all Proceeds of any and all of the foregoing (other than Excluded Property).

     SECTION 3. SECURITY AGREEMENT. The security interest granted pursuant to this copyright security agreement is granted in conjunction with the security interest granted to the collateral agent pursuant to the security agreement and pledgors hereby acknowledge and affirm that the rights and remedies of the collateral agent with respect to the security interest in the copyrights made and granted hereby are more fully set forth in the security agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this copyright security agreement is deemed to conflict with the security agreement, the provisions of the security agreement shall control unless the collateral agent shall otherwise determine.

     SECTION 4. TERMINATION. Upon the full performance of the obligations, the collateral agent shall forthwith execute, acknowledge, and deliver to the relevant pledgor an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the copyrights under this copyright security agreement and the security agreement.

                            [signature page follows]

                IN WITNESS WHEREOF, each Pledgor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

                                             Very truly yours,

                                             NORCRAFT COMPANIES, L.P.

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

Accepted and Agreed:
UBS AG, STAMFORD BRANCH, as Collateral Agent

By:
   -------------------------------------
   Name:
   Title:

By:
   -------------------------------------
   Name:
   Title:

                            ACKNOWLEDGMENT OF PLEDGOR

STATE OF  _______________________         )
                                          ) ss.
COUNTY OF  ______________________         )


                On this ___ day of _______ __, _____ before me personally appeared ______________________, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of Norcraft Companies, L.P., who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.

                                             -----------------------------------
                                             Notary Public

                                   SCHEDULE I
                                       to
                          COPYRIGHT SECURITY AGREEMENT
               COPYRIGHT REGISTRATIONS AND COPYRIGHT APPLICATIONS

Copyright Registrations:

                                      REGISTRATION
   OWNER                              NUMBER                COPYRIGHT
   --------------------------------   -------------------   --------------------

   --------------------------------   -------------------   --------------------

Copyright Applications:

                                      APPLICATION
   OWNER                              NUMBER                NAME
   --------------------------------   -------------------   --------------------

   --------------------------------   -------------------   --------------------

                                   SCHEDULE II
                                       to
                          COPYRIGHT SECURITY AGREEMENT
                               ORIGINAL GUARANTORS

Name                                       ADDRESS
---------------------------------------    -------------------------------

---------------------------------------    -------------------------------

---------------------------------------    -------------------------------

---------------------------------------    -------------------------------

---------------------------------------    -------------------------------

---------------------------------------    -------------------------------

---------------------------------------    -------------------------------

---------------------------------------    -------------------------------

                                                                       EXHIBIT 7

                                    [Form of]

                            PATENT SECURITY AGREEMENT

                PATENT SECURITY AGREEMENT, dated as of [         ], by Norcraft
Companies, L.P. (the "Borrower") and each Guarantor listed on Schedule II hereto (collectively, the "Original Guarantors", and together with the Borrower, the "Pledgors"), in favor of UBS AG, STAMFORD BRANCH, in its capacity as collateral agent pursuant to the Credit Agreement (in such capacity, the "Collateral Agent").

                              W I T N E S S E T H:

                WHEREAS, Pledgors are party to a Security Agreement of even date herewith (the "Security Agreement") in favor of the Collateral Agent pursuant to which the Pledgors are required to execute and deliver this Patent Security Agreement;

                NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into Credit Agreement, the Pledgors hereby agree with the Collateral Agent as follows:

                SECTION 1. DEFINED TERMS. Unless otherwise defined herein, terms defined in the security agreement and used herein have the meaning given to them in the security agreement.

                SECTION 2. Grant of Security Interest in Patent
Collateral. As collateral security for the payment and performance in full of all the Obligations, each Pledgor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Pledgor:

                (a) Patents of such Pledgor listed on Schedule I attached hereto; and

                (b) all Proceeds of any and all of the foregoing (other than Excluded Property).

          SECTION 3. SECURITY AGREEMENT. The security interest granted pursuant to this patent security agreement is granted in conjunction with the security interest granted to the collateral agent pursuant to the security agreement and pledgors hereby acknowledge and affirm that the rights and remedies of the collateral agent with respect to the security interest in the patents made and granted hereby are more fully set forth in the security agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. in the event that any provision of this patent security agreement is deemed to conflict with the security agreement, the provisions of the security agreement shall control unless the collateral agent shall otherwise determine.

          SECTION 4. TERMINATION. Upon the full performance of the obligations, the collateral agent shall forthwith execute, acknowledge, and deliver to the relevant pledgor an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the patents under this patent security agreement and the security agreement.

                IN WITNESS WHEREOF, each Pledgor has caused this Patent Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

                                             Very truly yours,

                                             NORCRAFT COMPANIES, L.P.

                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

Accepted and Agreed:
UBS AG, STAMFORD BRANCH, as Collateral Agent

By:
   ------------------------------------
   Name:
   Title:

By:
   ------------------------------------
   Name:
   Title:

                            ACKNOWLEDGMENT OF PLEDGOR

STATE OF  _________________________       )
                                          ) ss.
COUNTY OF  ________________________       )


                On this ___ day of _______ __, _____ before me personally appeared ______________________, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of Norcraft Companies, L.P., who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.

                                             --------------------------------
                                             Notary Public

                                   SCHEDULE I
                                       to
                            PATENT SECURITY AGREEMENT
                  PATENT REGISTRATIONS AND PATENT APPLICATIONS

Patent Registrations:

                                      REGISTRATION
   OWNER                              NUMBER                NAME
   --------------------------------   -------------------   -------------------

   --------------------------------   -------------------   -------------------

Patent Applications:

                                      APPLICATION
   OWNER                              NUMBER                NAME
   --------------------------------   -------------------   -------------------

   --------------------------------   -------------------   -------------------

                                   SCHEDULE II
                                       to
                            PATENT SECURITY AGREEMENT
                               ORIGINAL GUARANTORS

Name                                       ADDRESS
--------------------------------------     -------------------------------

--------------------------------------     -------------------------------

--------------------------------------     -------------------------------

--------------------------------------     -------------------------------

--------------------------------------     -------------------------------

--------------------------------------     -------------------------------

--------------------------------------     -------------------------------

                                                                       EXHIBIT 8

                                    [Form of]
                          TRADEMARK SECURITY AGREEMENT

                TRADEMARK SECURITY AGREEMENT, dated as of [       ], by Norcraft
Companies, L.P. (the "Borrower") and each Guarantor listed on Schedule II hereto (collectively, the "Original Guarantors", together with the Borrower, the "Pledgors"), in favor of UBS AG, STAMFORD BRANCH, in its capacity as collateral agent pursuant to the Credit Agreement (in such capacity, the "Collateral Agent").

                              W I T N E S S E T H:

                WHEREAS, Pledgors are party to a Security Agreement of even date herewith (the "Security Agreement") in favor of the Collateral Agent pursuant to which the Pledgors are required to execute and deliver this Trademark Security Agreement;

                NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into Credit Agreement, the Pledgors hereby agree with the Collateral Agent as follows:

               SECTION 1. DEFINED TERMS. Unless otherwise defined herein, terms defined in the security agreement and used herein have the meaning given to them in the security agreement.

               SECTION 7.1. SECTION 2. Grant of Security Interest in Trademark Collateral. As collateral security for the payment and performance in full of all the Obligations, each Pledgor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Pledgor:

               SECTION 7.2. (a) Trademarks of such Pledgor listed on Schedule I attached hereto;

                (b) all Goodwill relating to such Trademarks; and

                (c) all Proceeds of any and all of the foregoing (other than Excluded Property).

           SECTION 3. SECURITY AGREEMENT. The security interest granted pursuant to this trademark security agreement is granted in conjunction with the security interest granted to the collateral agent pursuant to the security agreement and pledgors hereby acknowledge and affirm that the rights and remedies of the trustee with respect to the security interest in the trademarks made and granted hereby are more fully set forth in the security agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. in the event that any provision of this trademark security agreement is deemed to conflict with the security agreement, the provisions of the security agreement shall control unless the collateral agent shall otherwise determine.

           SECTION 4. TERMINATION. UPon the full performance of the obligations, the collateral agent shall forthwith execute, acknowledge, and deliver to the relevant pledgor an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the trademarks under this trademark security agreement and the security agreement.

                            [signature page follows]

                IN WITNESS WHEREOF, each Pledgor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

                                           Very truly yours,

                                           NORCRAFT COMPANIES, L.P.

                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

Accepted and Agreed:
UBS AG, STAMFORD BRANCH, as Collateral Agent

By:
   ------------------------------------
   Name:
   Title:

By:
   ------------------------------------
   Name:
   Title:

                            ACKNOWLEDGMENT OF PLEDGOR

STATE OF  ________________________        )
                                          ) ss.
COUNTY OF  _______________________        )


                On this ___ day of _______ __, _____ before me personally appeared ______________________, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of Norcraft Companies, L.P., who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.

                                           -------------------------------
                                           Notary Public

                                   SCHEDULE I
                                       to
                          TRADEMARK SECURITY AGREEMENT
               TRADEMARK REGISTRATIONS AND TRADEMARK APPLICATIONS

Trademark Registrations:

                                      REGISTRATION
   OWNER                              NUMBER                DESCRIPTION
   ---------------------------------- --------------------- --------------------

   ---------------------------------- --------------------- --------------------

Trademark Applications:

                                      APPLICATION
   OWNER                              NUMBER                DESCRIPTION
   --------------------------------   -------------------   --------------------

   ---------------------------------- --------------------- --------------------

                                   SCHEDULE II
                                       to
                          TRADEMARK SECURITY AGREEMENT
                               ORIGINAL GUARANTORS

Name                                       ADDRESS
--------------------------------------     -------------------------------

--------------------------------------     -------------------------------

--------------------------------------     -------------------------------

--------------------------------------     -------------------------------

--------------------------------------     -------------------------------

--------------------------------------     -------------------------------

--------------------------------------     -------------------------------

--------------------------------------     -------------------------------

                                                                       EXHIBIT 9


                                    [Form of]
           FORM OF NOTICE TO BAILEE OF SECURITY INTEREST IN INVENTORY

CERTIFIED MAIL -- RETURN RECEIPT REQUESTED

                                                                  [      ], 2003

TO:     [Bailee's Name]
        [Bailee's Address]

                Re:      Norcraft Companies, L.P.

Ladies and Gentlemen:

        In connection with that certain U.S. Security Agreement, dated as of October 21, 2003 (the "U.S. Security Agreement"), made by Norcraft Companies, L.P., the Guarantors party thereto and UBS AG, Stamford Branch ("UBS") as Collateral Agent, we have granted to UBS a security interest in substantially all of our personal property, including our inventory.

        This letter constitutes notice to you, and your signature below will constitute your acknowledgment, of UBS's continuing first priority security interest in all goods with respect to which you are acting as bailee. Until you are notified in writing to the contrary by UBS, however, you may continue to accept instructions from us regarding the delivery of goods stored by you.

        Your acknowledgment also constitutes a waiver and release, for UBS's benefit, of any and all claims, liens, including bailee's liens, and demands of every kind which you have or may later have against such property (including, without limitation, any right to include such property in any secured financing to which you may become party).

        In order to complete our records, kindly have a duplicate of this letter signed by an officer of your company and return same to us at your earliest convenience.

Receipt acknowledged, confirmed and                  Very truly yours,
approved:

[BAILEE]                                             NORCRAFT COMPANIES, L.P.

By:                                                  By:
    -------------------------------                     ------------------------
    Name:                                               Name:
    Title:                                              Title:

cc: UBS AG, Stamford Branch